UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04651

John Hancock Strategic Series

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31
Date of reporting period:	May 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared two annual reports to shareholders for the period ended May 31, 2021. The first report applies to John Hancock Income Fund, the second report applies to three John Hancock Managed Account Shares Portfolios of the Registrant.

Annual report
John Hancock
Income Fund
Fixed income
May 31, 2021

A message to shareholders
Dear shareholder,
While stocks rebounded from the multiple challenges faced in 2020 to post gains for the 12 months ended May 31, 2021, the results for bonds were much more mixed. Overall, bond markets saw a sharp increase in yields and a steeper yield curve during the period. The generally positive news flow pressured U.S. Treasuries by raising the prospect of inflation and causing investors to question whether the U.S. Federal Reserve would need to begin hiking interest rates sooner than expected. The credit-oriented segments of the market—including investment-grade and high-yield corporate bonds—outperformed government issues. Both categories were helped by the improving outlook for economic growth and corporate earnings, as well as investors’ elevated demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
35	Financial statements
39	Financial highlights
46	Notes to financial statements
60	Report of independent registered public accounting firm
61	Tax information
62	Statement Regarding Liquidity Risk Management
64	Trustees and Officers
68	More information
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2021 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of US dollar-denominated and non-convertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Mixed results for the U.S. bond market as the pandemic eased
Corporate bonds benefited from an improving U.S. economy as the COVID-19 pandemic began to recede, while rising bond yields put downward pressure on U.S. Treasury securities.
The fund outperformed its benchmark
The fund posted a strong absolute return and outpaced the modest decline of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.
Sector allocation added the most value
An emphasis on corporate credit, along with limited interest-rate sensitivity, contributed the most to the fund’s outperformance of the benchmark.
PORTFOLIO COMPOSITION AS OF 5/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK INCOME FUND	3

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund's performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Manager’s discussion of fund performance
Can you talk about the bond market and its performance during the 12 months ended May 31, 2021?
U.S. bonds posted mixed results in a period shaped by the COVID-19 pandemic. Lockdowns and shelter-in-place policies designed to slow the spread of the virus led to a severe U.S. economic downturn early in the period. The federal government responded with unprecedented monetary and fiscal stimulus, which helped shore up the economy and stabilize financial markets. By the second half of the period, the approval and rollout of multiple coronavirus vaccines led to declining COVID-19 death and infection rates and a partial return to normalcy.
Bond yields fell early in the period in response to the economic downturn, but subsequently reversed course as the developing economic recovery led to concerns about higher inflation down the road. The overall rise in bond yields during the period put downward pressure on U.S. Treasury bonds, reflecting their greater interest-rate sensitivity. However, improving economic expectations provided a lift to corporate bonds, particularly the high-yield segment.
How did the fund perform for the period?
The fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The most significant contributor to this outperformance was the fund’s exposure to corporate credit. A sizable position in high-yield corporate bonds added the most value, along with a small position in convertible bonds. The fund’s
COUNTRY COMPOSITION AS OF 5/31/2021 (% of net assets)
United States	61.1
Canada	7.5
Indonesia	2.9
United Kingdom	2.9
Brazil	1.9
Luxembourg	1.9
Australia	1.7
Norway	1.4
France	1.2
Singapore	1.2
Other countries	16.3
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	5

limited exposure to U.S. Treasury bonds and residential mortgage-backed securities was also beneficial to performance.
The fund’s duration positioning was another positive contributor to relative performance. The fund had a considerably shorter duration (a measure of interest-rate sensitivity) than the benchmark, which muted the negative impact of rising bond yields on fund performance. The fund also benefited from its foreign currency positioning as the U.S. dollar declined against most major currencies during the period.
Did you make any changes to the portfolio during the period?
The changes we made were designed to reduce interest-rate risk in the portfolio while increasing income and credit exposure. In the early stages of the pandemic, we increased the fund’s holdings of high-yield corporate bonds after they fell sharply, and we continued to add more over the past year. We also took steps to shorten the fund’s duration, mostly through reducing the fund’s positions in the most interest-rate-sensitive sectors of the bond market, including U.S. Treasury securities and investment-grade corporate bonds.
How was the portfolio positioned at the end of the reporting period?
The fund’s positioning reflects our view that higher inflation—driven by pent-up consumer demand, a robust economic recovery, and continued accommodative policy from the U.S. Federal Reserve—won't be as temporary as many currently anticipate. Furthermore, the federal government has injected five times the amount of stimulus money into the U.S. economy during the pandemic than it did during the financial crisis in 2008/2009. While being mindful of elevated valuations, we believe that the fund’s emphasis on higher income and corporate credit, along with limited interest-rate exposure, is the best positioning going forward.
MANAGED BY

Daniel S. Janis III
Thomas C. Goggins
Kisoo Park
Christopher M. Chapman, CFA
The views expressed in this report are exclusively those of Daniel S. Janis III, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-21	as of 5-31-21
Class A	3.78	2.90	3.15	15.36	36.39	2.01	2.00
Class C	6.41	3.02	2.86	16.04	32.57	1.40	1.39
Class I1	8.51	4.02	3.90	21.79	46.57	2.39	2.38
Class R2[1,2]	8.07	3.65	3.53	19.61	41.54	2.03	2.02
Class R4[1]	8.34	3.90	3.74	21.10	44.36	2.22	2.11
Class R5[1]	8.57	4.11	3.96	22.32	47.43	2.43	2.42
Class R6[1,2]	8.61	4.17	4.01	22.64	48.16	2.48	2.48
Index††	-0.40	3.25	3.29	17.34	38.24	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6
Gross (%)	0.85	1.55	0.55	0.94	0.79	0.49	0.44
Net (%)	0.84	1.54	0.54	0.93	0.68	0.48	0.43
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg Barclays U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-11	13,257	13,257	13,824
Class I1	5-31-11	14,657	14,657	13,824
Class R2[1,2]	5-31-11	14,154	14,154	13,824
Class R4[1]	5-31-11	14,436	14,436	13,824
Class R5[1]	5-31-11	14,743	14,743	13,824
Class R6[1,2]	5-31-11	14,816	14,816	13,824
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of US dollar-denominated and non-convertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund's prospectus.
[2]	Class R6 and Class R2 shares were first offered on 9-1-11 and 3-1-12, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2020	Ending value on 5-31-2021	Expenses paid during period ended 5-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,014.90	$4.02	0.80%
	Hypothetical example	1,000.00	1,020.90	4.03	0.80%
Class C	Actual expenses/actual returns	1,000.00	1,011.40	7.52	1.50%
	Hypothetical example	1,000.00	1,017.50	7.54	1.50%
Class I	Actual expenses/actual returns	1,000.00	1,014.90	2.51	0.50%
	Hypothetical example	1,000.00	1,022.40	2.52	0.50%
Class R2	Actual expenses/actual returns	1,000.00	1,014.40	4.52	0.90%
	Hypothetical example	1,000.00	1,020.40	4.53	0.90%
Class R4	Actual expenses/actual returns	1,000.00	1,015.70	3.27	0.65%
	Hypothetical example	1,000.00	1,021.70	3.28	0.65%
Class R5	Actual expenses/actual returns	1,000.00	1,016.70	2.21	0.44%
	Hypothetical example	1,000.00	1,022.70	2.22	0.44%
Class R6	Actual expenses/actual returns	1,000.00	1,015.40	2.01	0.40%
	Hypothetical example	1,000.00	1,022.90	2.02	0.40%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-21
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 6.0%					$128,505,616
(Cost $125,683,753)
U.S. Government 6.0%					128,505,616
U.S. Treasury
Bond	2.000	02-15-50		13,140,000	12,303,865
Bond	2.750	11-15-42		6,190,000	6,748,793
Bond	3.000	02-15-49		22,685,000	26,039,899
Bond	4.375	02-15-38		14,475,000	19,414,028
Note	0.250	10-31-25		3,000,000	2,944,219
Note	0.375	11-30-25		6,155,000	6,067,003
Note	1.125	02-28-22		6,215,000	6,265,011
Note	2.000	11-15-26		15,250,000	16,119,131
Note	2.375	02-29-24		15,685,000	16,591,789
Note	2.625	02-15-29		5,790,000	6,320,825

Treasury Inflation Protected Security	0.125	01-15-30		8,810,637	9,691,053
Foreign government obligations 20.9%					$446,931,079
(Cost $436,186,973)
Australia 1.3%					27,120,549
Commonwealth of Australia	0.250	11-21-24	AUD	16,225,000	12,497,795
Commonwealth of Australia	0.500	09-21-26	AUD	3,560,000	2,701,206
New South Wales Treasury Corp.	1.000	02-08-24	AUD	15,155,000	11,921,548
Austria 0.2%					4,419,612
Republic of Austria (A)	0.500	02-20-29	EUR	3,450,000	4,419,612
Brazil 1.1%					22,602,555
Federative Republic of Brazil	10.000	01-01-23	BRL	34,285,000	7,148,533
Federative Republic of Brazil	10.000	01-01-25	BRL	59,155,000	12,527,581
Federative Republic of Brazil	10.000	01-01-27	BRL	13,815,000	2,926,441
Canada 4.3%					90,810,163
Canada Housing Trust No. 1 (A)	1.950	12-15-25	CAD	4,850,000	4,172,995
Export Development Canada	2.400	06-07-21	AUD	3,560,000	2,745,442
Government of Canada	0.750	05-19-26		4,115,000	4,096,721
Government of Canada	2.250	03-01-24	CAD	23,115,000	20,070,949
Province of Alberta	3.400	12-01-23	CAD	9,000,000	7,966,905
Province of British Columbia	2.850	06-18-25	CAD	3,408,000	3,031,499
Province of Ontario	1.350	12-02-30	CAD	37,050,000	28,715,935
Province of Ontario	2.900	06-02-28	CAD	4,350,000	3,891,216
Province of Ontario	3.450	06-02-45	CAD	3,895,000	3,608,981
Province of Quebec	0.200	04-07-25	EUR	3,630,000	4,517,481
Province of Quebec	1.500	12-15-23	GBP	2,037,000	2,975,191
Province of Quebec	3.750	09-01-24	CAD	5,530,000	5,016,848
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
China 0.7%					$15,766,950
People's Republic of China	1.990	04-09-25	CNY	34,810,000	5,284,184
People's Republic of China	2.880	11-05-23	CNY	66,520,000	10,482,766
Colombia 0.9%					18,867,340
Republic of Colombia	3.250	04-22-32		4,315,000	4,163,544
Republic of Colombia	6.250	11-26-25	COP	17,345,000,000	4,817,795
Republic of Colombia	7.500	08-26-26	COP	17,735,000,000	5,125,516
Republic of Colombia	10.000	07-24-24	COP	15,303,500,000	4,760,485
Finland 0.2%					4,084,208
Republic of Finland (A)	0.500	09-15-28	EUR	3,180,000	4,084,208
India 0.1%					1,024,097
Republic of India	7.270	04-08-26	INR	69,990,000	1,024,097
Indonesia 2.6%					56,521,535
Republic of Indonesia	1.100	03-12-33	EUR	1,191,000	1,415,303
Republic of Indonesia (A)	2.150	07-18-24	EUR	3,335,000	4,305,788
Republic of Indonesia	3.850	10-15-30		1,650,000	1,832,705
Republic of Indonesia (A)	5.875	01-15-24		1,450,000	1,642,164
Republic of Indonesia	6.125	05-15-28	IDR	83,348,000,000	5,817,527
Republic of Indonesia	6.500	06-15-25	IDR	182,145,000,000	13,249,897
Republic of Indonesia	6.625	05-15-33	IDR	30,647,000,000	2,135,353
Republic of Indonesia	7.000	09-15-30	IDR	100,451,000,000	7,276,987
Republic of Indonesia	7.500	06-15-35	IDR	19,373,000,000	1,403,916
Republic of Indonesia	7.500	05-15-38	IDR	15,237,000,000	1,100,244
Republic of Indonesia	8.125	05-15-24	IDR	33,251,000,000	2,526,574
Republic of Indonesia	8.250	05-15-29	IDR	5,604,000,000	437,101
Republic of Indonesia	8.375	03-15-24	IDR	44,433,000,000	3,383,292
Republic of Indonesia	8.375	09-15-26	IDR	49,203,000,000	3,870,284
Republic of Indonesia	8.750	05-15-31	IDR	48,811,000,000	3,942,112
Republic of Indonesia	9.000	03-15-29	IDR	26,967,000,000	2,182,288
Ireland 0.8%					16,596,778
Republic of Ireland	3.400	03-18-24	EUR	10,463,000	14,170,999
Republic of Ireland	3.900	03-20-23	EUR	1,840,000	2,425,779
Israel 0.2%					4,601,615
State of Israel	2.500	01-15-30		1,985,000	2,059,862
State of Israel	2.750	07-03-30		2,405,000	2,541,753
Italy 0.5%					11,072,070
Republic of Italy	1.250	02-17-26		3,387,000	3,342,856
Republic of Italy (A)	1.850	07-01-25	EUR	5,900,000	7,729,214
Japan 0.8%					17,813,110
Government of Japan	0.100	12-20-23	JPY	1,945,000,000	17,813,110
12	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Malaysia 1.0%					$22,157,643
Government of Malaysia	3.733	06-15-28	MYR	11,880,000	3,005,278
Government of Malaysia	3.828	07-05-34	MYR	7,300,000	1,763,844
Government of Malaysia	3.844	04-15-33	MYR	14,961,000	3,659,763
Government of Malaysia	3.882	03-14-25	MYR	9,635,000	2,448,132
Government of Malaysia	3.899	11-16-27	MYR	16,709,000	4,288,718
Government of Malaysia	4.059	09-30-24	MYR	15,500,000	3,949,916
Government of Malaysia	4.160	07-15-21	MYR	12,538,000	3,041,992
Mexico 0.9%					18,030,468
Government of Mexico	7.500	06-03-27	MXN	202,360,000	10,749,727
Government of Mexico	7.750	05-29-31	MXN	134,460,000	7,280,741
New Zealand 0.5%					9,634,723
Dominion of New Zealand	5.500	04-15-23	NZD	12,130,000	9,634,723
Norway 0.9%					19,513,477
Kingdom of Norway (A)	1.375	08-19-30	NOK	31,485,000	3,736,832
Kingdom of Norway (A)	2.000	05-24-23	NOK	128,245,000	15,776,645
Philippines 0.6%					11,843,719
Republic of the Philippines	0.875	05-17-27	EUR	5,500,000	6,807,790
Republic of the Philippines	6.250	01-14-36	PHP	202,000,000	5,035,929
Portugal 0.4%					8,894,495
Republic of Portugal (A)	0.700	10-15-27	EUR	3,290,000	4,205,396
Republic of Portugal (A)	5.125	10-15-24		4,110,000	4,689,099
Qatar 0.3%					7,252,493
State of Qatar (A)	4.000	03-14-29		3,245,000	3,732,023
State of Qatar (A)	4.817	03-14-49		2,795,000	3,520,470
Singapore 1.0%					21,905,433
Republic of Singapore	2.375	06-01-25	SGD	21,100,000	17,018,624
Republic of Singapore	3.375	09-01-33	SGD	5,470,000	4,886,809
Spain 0.4%					9,094,123
Kingdom of Spain (A)	0.250	07-30-24	EUR	3,615,000	4,500,768
Kingdom of Spain (A)	0.800	07-30-27	EUR	3,585,000	4,593,355
Sweden 0.3%					7,052,544
Kingdom of Sweden (A)	0.125	04-24-23	EUR	5,710,000	7,052,544
United Arab Emirates 0.4%					8,845,748
Government of Abu Dhabi (A)	1.700	03-02-31		3,980,000	3,825,775
Government of Abu Dhabi (A)	3.125	04-16-30		2,940,000	3,195,780
Government of Abu Dhabi (A)	3.875	04-16-50		1,625,000	1,824,193
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
United Kingdom 0.5%					$11,405,631
Government of United Kingdom	0.500	07-22-22	GBP	2,525,000	3,602,306

Government of United Kingdom	3.750	09-07-21	GBP	5,445,000	7,803,325
Corporate bonds 59.8%					$1,281,053,417
(Cost $1,248,098,582)
Communication services 10.0%					214,290,741
Diversified telecommunication services 0.5%
Cellnex Telecom SA	1.875	06-26-29	EUR	1,400,000	1,723,590
GCI LLC (A)	4.750	10-15-28		5,445,000	5,553,900
Kenbourne Invest SA (A)	4.700	01-22-28		1,630,000	1,642,225
Level 3 Financing, Inc. (A)	4.625	09-15-27		740,000	760,102
Radiate Holdco LLC (A)	6.500	09-15-28		1,525,000	1,566,938
Entertainment 0.7%
Lions Gate Capital Holdings LLC (A)	5.500	04-15-29		4,520,000	4,681,545
Netflix, Inc. (A)	3.625	06-15-25		3,495,000	3,744,019
Netflix, Inc.	4.375	11-15-26		2,985,000	3,366,453
Netflix, Inc.	4.875	04-15-28		3,455,000	3,974,632
Interactive media and services 0.3%
ANGI Group LLC (A)	3.875	08-15-28		2,820,000	2,770,650
Match Group Holdings II LLC (A)	4.125	08-01-30		2,690,000	2,675,609
Media 5.8%
Altice Financing SA (A)	5.000	01-15-28		4,640,000	4,604,597
Altice France SA (A)	7.375	05-01-26		908,000	944,247
Cable One, Inc. (A)	4.000	11-15-30		1,490,000	1,471,375
CCO Holdings LLC (A)	4.250	02-01-31		755,000	753,490
CCO Holdings LLC (A)	4.500	08-15-30		4,915,000	5,008,532
CCO Holdings LLC (A)	4.500	06-01-33		2,340,000	2,334,829
CCO Holdings LLC (A)	4.750	03-01-30		6,615,000	6,860,499
CCO Holdings LLC (A)	5.125	05-01-27		7,910,000	8,265,950
Charter Communications Operating LLC	2.800	04-01-31		2,985,000	2,979,031
Charter Communications Operating LLC	5.125	07-01-49		9,195,000	10,475,478
Charter Communications Operating LLC	5.750	04-01-48		5,180,000	6,330,087
Charter Communications Operating LLC	6.484	10-23-45		5,105,000	6,717,622
CSC Holdings LLC (A)	3.375	02-15-31		11,935,000	11,129,388
CSC Holdings LLC (A)	5.750	01-15-30		8,171,000	8,528,890
CSC Holdings LLC (A)	6.500	02-01-29		320,000	350,067
CSC Holdings LLC (A)	7.500	04-01-28		3,658,000	4,005,510
DISH DBS Corp.	5.875	07-15-22		5,975,000	6,214,000
LCPR Senior Secured Financing DAC (A)	5.125	07-15-29		3,535,000	3,627,193
14	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
News Corp. (A)	3.875	05-15-29		7,765,000	$7,832,944
Sirius XM Radio, Inc. (A)	4.125	07-01-30		445,000	446,113
Sirius XM Radio, Inc. (A)	5.000	08-01-27		8,390,000	8,767,550
Townsquare Media, Inc. (A)	6.875	02-01-26		1,745,000	1,843,156
Virgin Media Secured Finance PLC (A)	4.500	08-15-30		2,250,000	2,244,375
Virgin Media Secured Finance PLC (A)	5.500	05-15-29		4,267,000	4,560,356
VTR Comunicaciones SpA (A)	4.375	04-15-29		2,025,000	2,009,813
VTR Comunicaciones SpA (A)	5.125	01-15-28		2,147,000	2,222,145
VTR Finance NV (A)	6.375	07-15-28		1,650,000	1,740,750
WMG Acquisition Corp. (A)	3.000	02-15-31		1,545,000	1,458,094
Wireless telecommunication services 2.7%
Sprint Capital Corp.	8.750	03-15-32		1,762,000	2,612,165
Sprint Corp.	7.125	06-15-24		735,000	847,088
T-Mobile USA, Inc.	2.250	11-15-31		12,415,000	11,911,448
T-Mobile USA, Inc.	2.625	04-15-26		1,070,000	1,089,035
T-Mobile USA, Inc.	2.625	02-15-29		1,965,000	1,886,400
T-Mobile USA, Inc.	2.875	02-15-31		1,815,000	1,750,277
T-Mobile USA, Inc.	3.375	04-15-29		2,160,000	2,198,038
T-Mobile USA, Inc.	3.500	04-15-31		3,600,000	3,661,020
T-Mobile USA, Inc.	3.750	04-15-27		2,500,000	2,748,275
T-Mobile USA, Inc.	3.875	04-15-30		3,025,000	3,315,582
T-Mobile USA, Inc.	4.500	02-01-26		6,285,000	6,440,428
T-Mobile USA, Inc.	4.750	02-01-28		740,000	790,956
VMED O2 UK Financing I PLC (A)	3.250	01-31-31	EUR	3,235,000	3,974,051
VMED O2 UK Financing I PLC (A)	4.250	01-31-31		15,365,000	14,880,234
Consumer discretionary 5.8%					123,897,281
Automobiles 1.0%
BMW Finance NV	1.000	11-14-24	EUR	1,495,000	1,893,235
Ford Motor Company	7.450	07-16-31		745,000	940,563
Ford Motor Credit Company LLC	2.748	06-14-24	GBP	1,490,000	2,126,286
Ford Motor Credit Company LLC	2.900	02-16-28		1,605,000	1,562,869
Ford Motor Credit Company LLC	2.979	08-03-22		1,650,000	1,674,255
Ford Motor Credit Company LLC	3.087	01-09-23		1,110,000	1,130,813
Ford Motor Credit Company LLC	3.350	11-01-22		2,280,000	2,331,300
Ford Motor Credit Company LLC	3.370	11-17-23		2,970,000	3,064,431
Ford Motor Credit Company LLC	3.813	10-12-21		1,400,000	1,414,456
Ford Motor Credit Company LLC	4.000	11-13-30		1,145,000	1,167,831
Ford Motor Credit Company LLC	4.125	08-17-27		740,000	773,300
Ford Motor Credit Company LLC	4.250	09-20-22		1,245,000	1,284,716
Ford Motor Credit Company LLC	4.542	08-01-26		2,085,000	2,245,357
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	15

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure 3.8%
Aramark Services, Inc. (A)	6.375	05-01-25	715,000	$759,688
Carnival Corp. (A)	5.750	03-01-27	3,819,000	4,057,688
Expedia Group, Inc.	5.000	02-15-26	1,319,000	1,502,714
Hilton Domestic Operating Company, Inc. (A)	3.625	02-15-32	2,185,000	2,138,186
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	1,300,000	1,383,330
Hilton Domestic Operating Company, Inc. (A)	5.375	05-01-25	1,715,000	1,805,483
Hilton Grand Vacations Borrower Escrow LLC (A)	5.000	06-01-29	2,745,000	2,772,450
Hyatt Hotels Corp.	5.750	04-23-30	3,416,000	4,062,671
International Game Technology PLC (A)	6.500	02-15-25	6,815,000	7,550,134
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.250	06-01-26	3,526,000	3,618,558
Life Time, Inc. (A)	5.750	01-15-26	5,495,000	5,665,002
MGM Resorts International	4.750	10-15-28	470,000	495,850
New Red Finance, Inc. (A)	3.500	02-15-29	1,995,000	1,952,606
New Red Finance, Inc. (A)	3.875	01-15-28	2,471,000	2,480,266
New Red Finance, Inc. (A)	4.000	10-15-30	11,234,000	10,882,938
Royal Caribbean Cruises, Ltd. (A)	5.500	04-01-28	5,123,000	5,391,958
Travel + Leisure Company (A)	6.625	07-31-26	5,665,000	6,486,538
Yum! Brands, Inc.	3.625	03-15-31	9,300,000	9,183,750
Yum! Brands, Inc.	4.625	01-31-32	4,030,000	4,211,471
Yum! Brands, Inc. (A)	4.750	01-15-30	4,630,000	4,951,878
Household durables 0.2%
Lennar Corp.	4.750	11-29-27	2,570,000	2,972,064
Newell Brands, Inc.	4.700	04-01-26	730,000	820,338
Internet and direct marketing retail 0.2%
MercadoLibre, Inc.	2.375	01-14-26	1,125,000	1,124,859
MercadoLibre, Inc.	3.125	01-14-31	3,665,000	3,563,699
Specialty retail 0.6%
Magic Mergeco, Inc. (A)	5.250	05-01-28	12,300,000	12,453,750
Consumer staples 3.2%				69,280,705
Food and staples retailing 0.0%
Albertsons Companies, Inc. (A)	4.875	02-15-30	375,000	390,825
Food products 2.9%
JBS USA Food Company (A)	7.000	01-15-26	1,490,000	1,589,085
Kraft Heinz Foods Company	3.000	06-01-26	2,718,000	2,869,838
Kraft Heinz Foods Company	3.750	04-01-30	5,480,000	5,862,767
Kraft Heinz Foods Company	3.875	05-15-27	445,000	487,112
16	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Food products (continued)
Kraft Heinz Foods Company	4.250	03-01-31		6,490,000	$7,216,536
Kraft Heinz Foods Company	4.375	06-01-46		1,180,000	1,265,371
Kraft Heinz Foods Company	4.625	10-01-39		4,960,000	5,544,680
Kraft Heinz Foods Company	6.875	01-26-39		5,560,000	7,631,994
Kraft Heinz Foods Company (A)	7.125	08-01-39		750,000	1,059,796
Lamb Weston Holdings, Inc. (A)	4.875	05-15-28		145,000	159,319
MARB BondCo PLC (A)	3.950	01-29-31		4,115,000	3,955,585
NBM US Holdings, Inc. (A)	7.000	05-14-26		1,158,000	1,250,640
Post Holdings, Inc. (A)	4.500	09-15-31		6,580,000	6,505,975
Post Holdings, Inc. (A)	4.625	04-15-30		6,845,000	6,884,085
Post Holdings, Inc. (A)	5.500	12-15-29		1,050,000	1,121,479
Post Holdings, Inc. (A)	5.625	01-15-28		5,270,000	5,567,492
Post Holdings, Inc. (A)	5.750	03-01-27		3,850,000	4,023,828
Personal products 0.3%
Natura Cosmeticos SA (A)	4.125	05-03-28		3,645,000	3,737,948
Oriflame Investment Holding PLC (A)(B)	5.125	05-04-26		2,135,000	2,156,350
Energy 7.0%					150,140,889
Oil, gas and consumable fuels 7.0%
Aker BP ASA (A)	3.750	01-15-30		3,615,000	3,818,601
Antero Resources Corp. (A)	5.375	03-01-30		3,730,000	3,744,230
Cenovus Energy, Inc.	3.500	02-07-28	CAD	2,280,000	1,971,043
Cenovus Energy, Inc.	4.250	04-15-27		1,439,000	1,595,469
Cenovus Energy, Inc.	5.250	06-15-37		886,000	1,014,907
Cenovus Energy, Inc.	5.375	07-15-25		2,666,000	3,042,339
Cenovus Energy, Inc.	5.400	06-15-47		3,483,000	4,088,590
Cenovus Energy, Inc.	6.750	11-15-39		8,445,000	11,116,220
Cheniere Energy Partners LP (A)	4.000	03-01-31		4,824,000	4,979,333
Cheniere Energy Partners LP	4.500	10-01-29		360,000	380,700
Continental Resources, Inc. (A)	5.750	01-15-31		10,060,000	11,805,712
Enbridge, Inc. (B)	3.125	11-15-29		5,030,000	5,309,587
Enbridge, Inc.	4.250	12-01-26		3,717,000	4,186,216
Enterprise Products Operating LLC	3.125	07-31-29		6,165,000	6,560,031
EQM Midstream Partners LP (A)	4.750	01-15-31		2,880,000	2,898,000
EQT Corp. (A)	3.125	05-15-26		890,000	907,555
EQT Corp. (A)	3.625	05-15-31		2,213,000	2,279,246
EQT Corp.	3.900	10-01-27		1,464,000	1,563,406
Kinder Morgan, Inc. (B)	2.000	02-15-31		3,385,000	3,198,945
Medco Bell Pte, Ltd. (A)	6.375	01-30-27		760,000	782,040
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26		2,275,000	2,479,750
Occidental Petroleum Corp.	3.200	08-15-26		698,000	672,698
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	3.400	04-15-26		1,080,000	$1,053,000
Occidental Petroleum Corp.	6.125	01-01-31		3,520,000	3,904,208
Occidental Petroleum Corp.	6.625	09-01-30		3,114,000	3,568,395
Occidental Petroleum Corp.	7.500	05-01-31		1,545,000	1,837,638
Ovintiv, Inc.	6.500	08-15-34		3,400,000	4,495,447
Ovintiv, Inc.	6.500	02-01-38		730,000	955,668
Pertamina Persero PT (A)(B)	3.100	01-21-30		1,000,000	1,024,458
Pertamina Persero PT (A)(B)	3.650	07-30-29		1,085,000	1,150,100
Petrobras Global Finance BV	5.093	01-15-30		4,048,000	4,335,408
Petrobras Global Finance BV	5.750	02-01-29		910,000	1,025,570
Petrobras Global Finance BV	6.900	03-19-49		5,630,000	6,564,580
Saudi Arabian Oil Company (A)	2.250	11-24-30		1,780,000	1,741,697
Saudi Arabian Oil Company (A)	3.500	04-16-29		3,655,000	3,951,023
Saudi Arabian Oil Company (A)	4.250	04-16-39		3,820,000	4,236,363
Saudi Arabian Oil Company (A)	4.375	04-16-49		2,930,000	3,255,757
Southwestern Energy Company	6.450	01-23-25		550,000	602,371
Targa Resources Partners LP (A)	4.000	01-15-32		2,375,000	2,355,026
Targa Resources Partners LP	5.500	03-01-30		445,000	480,778
TC PipeLines LP	3.900	05-25-27		1,150,000	1,267,513
The Williams Companies, Inc.	3.500	11-15-30		575,000	616,222
The Williams Companies, Inc.	3.750	06-15-27		8,600,000	9,538,774
TransCanada PipeLines, Ltd.	4.100	04-15-30		6,900,000	7,829,935
Transcontinental Gas Pipe Line Company LLC	3.250	05-15-30		585,000	621,234
Valero Energy Corp.	3.400	09-15-26		1,745,000	1,880,973
Western Midstream Operating LP	5.300	02-01-30		3,133,000	3,454,133
Financials 10.7%					228,850,322
Banks 6.3%
Banco Actinver SA (A)	4.800	12-18-32		775,000	620,242
Banco Actinver SA (A)	9.500	12-18-32	MXN	44,200,000	1,619,942
Banco Santander SA (4.750% to 11-12-26, then 5 Year CMT + 3.753%) (C)	4.750	11-12-26		3,600,000	3,609,000
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31		3,335,000	3,394,854
Bank of Montreal (3 month CDOR + 0.190%) (D)	0.625	02-01-23	CAD	5,825,000	4,845,013
BNG Bank NV	0.250	06-07-24	EUR	1,950,000	2,429,048
BNP Paribas SA (4.500% to 2-25-30, then 5 Year CMT + 2.944%) (A)(C)	4.500	02-25-30		3,665,000	3,643,377
18	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
BNP Paribas SA (4.625% to 2-25-31, then 5 Year CMT + 3.340%) (A)(B)(C)	4.625	02-25-31		6,570,000	$6,701,400
Credit Agricole SA (6.875% to 9-23-24, then 5 Year U.S. Swap Rate + 4.319%) (A)(C)	6.875	09-23-24		754,000	842,128
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(C)	7.875	01-23-24		3,440,000	3,882,900
European Investment Bank (SONIA + 0.350%) (D)	0.399	06-29-23	GBP	2,080,000	2,966,828
European Investment Bank	1.500	05-12-22	NOK	36,770,000	4,441,113
First Horizon Bank	5.750	05-01-30		3,049,000	3,730,152
ING Groep NV (5.750% to 11-16-26, then 5 Year CMT + 4.342%) (C)	5.750	11-16-26		3,751,000	4,128,426
International Bank for Reconstruction & Development	0.750	12-07-21	GBP	1,925,000	2,740,141
International Bank for Reconstruction & Development	1.900	01-16-25	CAD	5,120,000	4,389,455
International Bank for Reconstruction & Development	2.500	01-24-24	NZD	3,951,000	2,983,308
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	2,650,000	1,947,935
International Bank for Reconstruction & Development	6.750	02-04-24	BRL	3,200,000	618,326
Intesa Sanpaolo SpA (A)	4.198	06-01-32		3,444,000	3,487,534
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (A)(C)	7.700	09-17-25		953,000	1,086,420
JPMorgan Chase & Co.	2.750	08-24-22	EUR	2,195,000	2,780,032
KfW, Zero Coupon	0.000	09-15-23	EUR	1,675,000	2,069,701
KfW	0.375	03-15-23	EUR	2,525,000	3,133,796
KfW	1.250	08-28-23	NOK	21,200,000	2,559,656
Lloyds Bank PLC (SONIA + 0.430%) (D)	0.479	09-13-21	GBP	3,855,000	5,476,700
Lloyds Banking Group PLC (7.500% to 9-27-25, then 5 Year U.S. Swap Rate + 4.496%) (C)	7.500	09-27-25		4,117,000	4,767,980
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	19

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (C)	6.000	12-29-25		3,855,000	$4,277,238
Nordea Eiendomskreditt AS (3 month NIBOR + 0.300%) (D)	0.720	06-21-23	NOK	28,000,000	3,364,955
Nordea Eiendomskreditt AS (3 month NIBOR + 0.340%) (D)	0.760	06-19-24	NOK	31,000,000	3,733,554
Nordic Investment Bank	1.500	01-24-22	NOK	19,000,000	2,288,493
Pacific Western Bank (3.250% to 5-1-26, then SOFR + 2.520%)	3.250	05-01-31		1,465,000	1,475,652
QNB Finance, Ltd.	3.500	03-28-24		1,285,000	1,371,645
Societe Generale SA (4.750% to 5-26-26, then 5 Year CMT + 3.931%) (A)(C)	4.750	05-26-26		1,655,000	1,694,389
Societe Generale SA (6.750% to 4-6-28, then 5 Year U.S. Swap Rate + 3.929%) (A)(C)	6.750	04-06-28		1,865,000	2,079,941
Societe Generale SA (8.000% to 9-29-25, then 5 Year ICE Swap Rate + 5.873%) (A)(C)	8.000	09-29-25		2,275,000	2,672,898
U.S. Bancorp	0.850	06-07-24	EUR	9,600,000	12,026,426
U.S. Bancorp	1.375	07-22-30		2,090,000	1,969,366
UniCredit SpA (5.459% to 6-30-30, then 5 Year CMT + 4.750%) (A)	5.459	06-30-35		4,305,000	4,655,531
UniCredit SpA (8.000% to 6-3-24, then 5 Year U.S. Swap Rate + 5.180%) (C)	8.000	06-03-24		1,541,000	1,708,390
Wells Fargo & Company (3 month BBSW + 1.320%) (D)	1.362	07-27-21	AUD	4,745,000	3,664,293
Wells Fargo & Company	3.250	04-27-22	AUD	5,040,000	3,985,291
Capital markets 2.5%
Credit Suisse Group AG (4.500% to 9-3-30, then 5 Year CMT + 3.554%) (A)(C)	4.500	09-03-30		3,345,000	3,253,347
Credit Suisse Group AG (5.100% to 1-24-30, then 5 Year CMT + 3.293%) (A)(C)	5.100	01-24-30		1,750,000	1,771,753
Credit Suisse Group AG (6.375% to 8-21-26, then 5 Year CMT + 4.822%) (A)(C)	6.375	08-21-26		3,875,000	4,233,438
Deutsche Bank AG (6.000% to 10-30-25, then 5 Year CMT + 4.524%) (C)	6.000	10-30-25		6,800,000	7,140,000
MSCI, Inc. (A)	3.625	09-01-30		8,800,000	8,877,000
MSCI, Inc. (A)	3.625	11-01-31		3,892,000	3,923,486
MSCI, Inc. (A)	3.875	02-15-31		4,820,000	4,898,325
MSCI, Inc. (A)	4.000	11-15-29		3,580,000	3,713,069
20	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Capital markets (continued)
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	2,552,000	$3,196,277
The Goldman Sachs Group, Inc.	2.000	11-01-28	EUR	684,000	916,689
The Goldman Sachs Group, Inc.	3.375	03-27-25	EUR	1,551,000	2,121,043
UBS Group AG (3.875% to 6-2-26, then 5 Year CMT + 3.098%) (A)(C)	3.875	06-02-26		2,590,000	2,586,633
UBS Group AG (4.375% to 2-10-31, then 5 Year CMT + 3.313%) (A)(C)	4.375	02-10-31		4,496,000	4,479,140
UBS Group AG (5.125% to 7-29-26, then 5 Year CMT + 4.855%) (C)	5.125	07-29-26		2,116,000	2,279,990
Consumer finance 0.4%
Capital One Financial Corp.	0.800	06-12-24	EUR	580,000	722,013
Discover Financial Services	4.100	02-09-27		6,040,000	6,780,190
Diversified financial services 1.0%
Berkshire Hathaway Finance Corp.	2.375	06-19-39	GBP	2,250,000	3,377,932
Berkshire Hathaway, Inc., Zero Coupon	0.000	03-12-25	EUR	3,780,000	4,613,405
European Financial Stability Facility	0.500	01-20-23	EUR	2,060,000	2,558,057
Icahn Enterprises LP	5.250	05-15-27		440,000	451,079
Mexico Remittances Funding Fiduciary Estate Management Sarl (A)	4.875	01-15-28		2,875,000	2,793,063
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	32,908,953	6,614,373
Insurance 0.5%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		7,990,000	11,686,551
Health care 5.1%					109,436,157
Health care equipment and supplies 0.4%
Becton Dickinson Euro Finance Sarl	1.208	06-04-26	EUR	2,800,000	3,566,255
Boston Scientific Corp.	0.625	12-01-27	EUR	4,250,000	5,229,109
Health care providers and services 2.8%
Centene Corp.	2.500	03-01-31		4,160,000	3,985,280
Centene Corp.	3.000	10-15-30		7,975,000	7,975,000
Centene Corp.	3.375	02-15-30		8,940,000	9,029,400
Centene Corp.	4.625	12-15-29		1,170,000	1,262,933
HCA, Inc.	3.500	09-01-30		15,955,000	16,396,954
HCA, Inc.	4.125	06-15-29		8,880,000	9,941,643
HCA, Inc.	5.375	02-01-25		8,848,000	9,898,700
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	21

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services (continued)
Rede D'or Finance Sarl (A)	4.500	01-22-30		2,550,000	$2,576,801
Life sciences tools and services 0.5%
Thermo Fisher Scientific, Inc.	0.500	03-01-28	EUR	2,130,000	2,609,674
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	1,699,000	2,122,979
Thermo Fisher Scientific, Inc.	1.375	09-12-28	EUR	1,595,000	2,064,423
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	2,566,000	3,307,905
Pharmaceuticals 1.4%
Allergan Funding SCS	1.250	06-01-24	EUR	1,870,000	2,292,038
Allergan Funding SCS	2.625	11-15-28	EUR	1,145,000	1,465,480
Bausch Health Companies, Inc. (A)	5.000	01-30-28		7,712,000	7,230,000
Bausch Health Companies, Inc. (A)	5.000	02-15-29		1,375,000	1,261,563
Bausch Health Companies, Inc. (A)	5.250	01-30-30		8,500,000	7,830,625
Bausch Health Companies, Inc. (A)	5.250	02-15-31		1,100,000	1,006,500
Bausch Health Companies, Inc. (A)	5.500	11-01-25		1,385,000	1,421,772
Bausch Health Companies, Inc. (A)	6.250	02-15-29		4,010,000	3,919,775
Bausch Health Companies, Inc. (A)	9.000	12-15-25		1,870,000	2,002,583
Jazz Securities DAC (A)	4.375	01-15-29		1,010,000	1,038,765
Industrials 6.3%					135,741,083
Aerospace and defense 1.1%
Airbus SE	1.625	06-09-30	EUR	1,135,000	1,491,619
DAE Funding LLC (A)	3.375	03-20-28		2,895,000	2,906,870
Spirit AeroSystems, Inc. (A)	7.500	04-15-25		760,000	813,200
The Boeing Company	5.040	05-01-27		4,165,000	4,801,476
The Boeing Company	5.150	05-01-30		11,510,000	13,473,023
Air freight and logistics 0.2%
Simpar Europe SA (A)	5.200	01-26-31		1,400,000	1,415,764
Simpar Finance Sarl (A)	10.750	02-12-28	BRL	13,825,000	2,448,402
Airlines 3.0%
American Airlines, Inc. (A)	5.500	04-20-26		4,460,000	4,694,150
American Airlines, Inc. (A)	5.750	04-20-29		3,630,000	3,894,010
Delta Air Lines 2020-1 Class A Pass Through Trust	2.500	06-10-28		1,981,253	2,014,052
Delta Air Lines, Inc.	2.900	10-28-24		5,360,000	5,434,461
Delta Air Lines, Inc.	4.375	04-19-28		2,580,000	2,713,207
Delta Air Lines, Inc. (A)	4.500	10-20-25		1,415,000	1,527,847
Delta Air Lines, Inc. (A)	4.750	10-20-28		19,028,000	20,770,373
22	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Airlines (continued)
Delta Air Lines, Inc. (A)	7.000	05-01-25		4,260,000	$4,953,652
Delta Air Lines, Inc.	7.375	01-15-26		2,535,000	2,984,843
Mileage Plus Holdings LLC (A)	6.500	06-20-27		3,790,000	4,160,662
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27		4,991,404	5,491,493
United Airlines, Inc. (A)	4.375	04-15-26		2,170,000	2,248,663
United Airlines, Inc. (A)	4.625	04-15-29		2,940,000	3,037,446
Building products 0.2%
Builders FirstSource, Inc. (A)	6.750	06-01-27		778,000	832,460
Johnson Controls International PLC	0.375	09-15-27	EUR	1,080,000	1,315,111
Owens Corning	3.950	08-15-29		1,980,000	2,209,255
Commercial services and supplies 0.0%
Prime Security Services Borrower LLC (A)	3.375	08-31-27		470,000	451,083
Construction and engineering 0.2%
AECOM	5.125	03-15-27		3,078,000	3,405,038
Professional services 0.1%
CoStar Group, Inc. (A)	2.800	07-15-30		2,305,000	2,295,938
Road and rail 0.5%
Indian Railway Finance Corp., Ltd. (A)	3.249	02-13-30		2,545,000	2,548,679
Movida Europe SA (A)	5.250	02-08-31		1,085,000	1,078,490
Uber Technologies, Inc. (A)	7.500	05-15-25		725,000	782,638
Uber Technologies, Inc. (A)	8.000	11-01-26		5,492,000	5,930,207
Trading companies and distributors 0.8%
United Rentals North America, Inc.	3.875	02-15-31		6,810,000	6,844,050
United Rentals North America, Inc.	4.000	07-15-30		2,620,000	2,669,073
United Rentals North America, Inc.	4.875	01-15-28		5,175,000	5,466,353
United Rentals North America, Inc.	5.500	05-15-27		2,925,000	3,093,188
Transportation infrastructure 0.2%
Adani Ports & Special Economic Zone, Ltd. (A)	4.000	07-30-27		3,645,000	3,840,283
Adani Ports & Special Economic Zone, Ltd. (A)	4.200	08-04-27		1,605,000	1,704,024
Information technology 2.0%					42,854,836
IT services 0.9%
Fidelity National Information Services, Inc.	1.500	05-21-27	EUR	2,980,000	3,847,141
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	23

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
IT services (continued)
Fiserv, Inc.	1.125	07-01-27	EUR	1,100,000	$1,396,906
Gartner, Inc. (A)	3.750	10-01-30		4,251,000	4,267,154
Rackspace Technology Global, Inc. (A)	3.500	02-15-28		4,310,000	4,150,702
Square, Inc. (A)	3.500	06-01-31		1,480,000	1,479,911
Twilio, Inc.	3.625	03-15-29		2,135,000	2,147,511
Twilio, Inc.	3.875	03-15-31		2,870,000	2,907,224
Semiconductors and semiconductor equipment 0.1%
SK Hynix, Inc. (A)	1.500	01-19-26		2,185,000	2,172,432
Software 0.1%
j2 Global, Inc. (A)	4.625	10-15-30		1,485,000	1,518,413
Technology hardware, storage and peripherals 0.9%
Apple, Inc., Zero Coupon	0.000	11-15-25	EUR	2,350,000	2,881,558
Apple, Inc.	0.875	05-24-25	EUR	3,215,000	4,073,617
Atento Luxco 1 SA (A)	8.000	02-10-26		1,970,000	2,142,455
CDW LLC	4.125	05-01-25		1,550,000	1,620,510
CDW LLC	4.250	04-01-28		2,675,000	2,792,031
Dell International LLC (A)	8.350	07-15-46		3,112,000	4,884,340
Xerox Holdings Corp. (A)	5.000	08-15-25		545,000	572,931
Materials 5.7%					122,068,955
Chemicals 0.8%
Braskem Netherlands Finance BV (A)	4.500	01-10-28		2,328,000	2,450,243
Braskem Netherlands Finance BV (A)	5.875	01-31-50		2,675,000	2,873,753
CF Industries, Inc.	5.375	03-15-44		560,000	653,800
Ecolab, Inc.	1.000	01-15-24	EUR	2,705,000	3,384,865
FS Luxembourg Sarl (A)	10.000	12-15-25		2,845,000	3,129,500
NOVA Chemicals Corp. (A)	5.250	06-01-27		445,000	476,150
SCIH Salt Holdings, Inc. (A)	4.875	05-01-28		4,275,000	4,242,938
Construction materials 0.4%
Cemex SAB de CV (A)	3.875	07-11-31		3,470,000	3,474,372
St. Mary's Cement, Inc. (A)	5.750	01-28-27		3,160,000	3,643,480
Standard Industries, Inc. (A)	3.375	01-15-31		1,135,000	1,076,644
Standard Industries, Inc. (A)	5.000	02-15-27		405,000	419,240
Containers and packaging 2.8%
Ardagh Metal Packaging Finance USA LLC (A)	3.000	09-01-29	EUR	1,495,000	1,819,772
Ardagh Metal Packaging Finance USA LLC (A)	3.250	09-01-28		4,345,000	4,339,569
Ardagh Metal Packaging Finance USA LLC (A)	4.000	09-01-29		9,830,000	9,682,550
24	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging (continued)
Ardagh Packaging Finance PLC (A)	4.125	08-15-26		735,000	$752,456
Avery Dennison Corp.	1.250	03-03-25	EUR	2,100,000	2,662,875
Ball Corp.	2.875	08-15-30		2,240,000	2,139,200
Ball Corp.	4.000	11-15-23		6,220,000	6,600,975
Ball Corp.	4.875	03-15-26		5,925,000	6,616,033
Ball Corp.	5.000	03-15-22		2,070,000	2,137,689
Ball Corp.	5.250	07-01-25		6,440,000	7,285,250
Berry Global, Inc. (A)	5.625	07-15-27		3,790,000	4,019,712
Crown Americas LLC	4.250	09-30-26		400,000	428,500
Crown Americas LLC	4.500	01-15-23		2,729,000	2,868,861
Crown Cork & Seal Company, Inc.	7.375	12-15-26		2,858,000	3,472,470
Reynolds Group Issuer, Inc. (A)	4.000	10-15-27		5,610,000	5,511,825
Metals and mining 1.7%
ArcelorMittal SA	4.550	03-11-26		440,000	491,350
ArcelorMittal SA	7.000	03-01-41		2,220,000	3,018,312
ArcelorMittal SA	7.250	10-15-39		560,000	769,832
Cleveland-Cliffs, Inc. (A)(B)	4.875	03-01-31		3,640,000	3,721,827
Cleveland-Cliffs, Inc. (A)	6.750	03-15-26		1,695,000	1,830,549
FMG Resources August 2006 Pty, Ltd. (A)	4.375	04-01-31		9,578,000	10,007,094
Freeport-McMoRan, Inc.	4.125	03-01-28		635,000	662,781
Freeport-McMoRan, Inc.	4.625	08-01-30		4,475,000	4,911,313
Freeport-McMoRan, Inc.	5.450	03-15-43		8,690,000	10,493,175
Real estate 1.6%					33,255,071
Equity real estate investment trusts 1.6%
American Tower Corp.	0.500	01-15-28	EUR	2,035,000	2,449,264
American Tower Corp.	1.950	05-22-26	EUR	1,450,000	1,904,739
Crown Castle International Corp.	2.250	01-15-31		660,000	637,917
CyrusOne LP	3.450	11-15-29		5,520,000	5,771,276
Host Hotels & Resorts LP	3.375	12-15-29		970,000	988,716
Host Hotels & Resorts LP	3.500	09-15-30		975,000	1,000,826
MGM Growth Properties Operating Partnership LP (A)	4.625	06-15-25		470,000	498,200
SBA Communications Corp. (A)	3.125	02-01-29		4,325,000	4,152,000
SBA Communications Corp.	3.875	02-15-27		10,610,000	10,848,725
SBA Communications Corp.	4.875	09-01-24		48,000	48,990
VICI Properties LP (A)	4.125	08-15-30		3,450,000	3,503,130
VICI Properties LP (A)	4.625	12-01-29		1,395,000	1,451,288
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	25

	Rate (%)	Maturity date		Par value^	Value
Utilities 2.4%					$51,237,377
Electric utilities 1.6%
EDP Finance BV	0.375	09-16-26	EUR	545,000	670,124
FirstEnergy Corp.	4.400	07-15-27		4,060,000	4,426,401
FirstEnergy Corp.	7.375	11-15-31		7,070,000	9,416,392
Israel Electric Corp., Ltd. (A)	6.875	06-21-23		1,415,000	1,581,017
NRG Energy, Inc. (A)	3.625	02-15-31		372,000	356,655
NRG Energy, Inc. (A)	5.250	06-15-29		2,929,000	3,075,450
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (A)	5.450	05-21-28		2,840,000	3,294,400
PG&E Corp.	5.250	07-01-30		8,010,000	8,100,113
Vistra Operations Company LLC (A)	5.000	07-31-27		3,623,000	3,699,989
Independent power and renewable electricity producers 0.6%
Adani Green Energy UP, Ltd. (A)	6.250	12-10-24		1,715,000	1,903,650
DPL, Inc.	4.125	07-01-25		5,515,000	5,894,156
Greenko Dutch BV (A)	3.850	03-29-26		2,860,000	2,921,490
Greenko Solar Mauritius, Ltd. (A)(B)	5.550	01-29-25		1,660,000	1,708,109
The AES Corp. (A)	3.950	07-15-30		725,000	782,783
Multi-utilities 0.2%
E.ON SE	0.375	09-29-27	EUR	1,360,000	1,675,915

Engie SA	0.375	06-21-27	EUR	1,400,000	1,730,733
Convertible bonds 2.8%					$58,482,893
(Cost $53,995,581)
Communication services 0.7%					15,273,414
Media 0.7%
DISH Network Corp.	3.375	08-15-26		2,760,000	2,848,320
Liberty Broadband Corp. (A)	1.250	09-30-50		5,530,000	5,543,825
Liberty Broadband Corp. (A)	2.750	09-30-50		4,005,000	4,204,731
Liberty Media Corp. (A)	0.500	12-01-50		2,275,000	2,676,538
Consumer discretionary 0.3%					6,124,021
Household durables 0.1%
Sony Group Corp., Zero Coupon	0.000	09-30-22	JPY	81,000,000	1,626,121
Specialty retail 0.2%
Burlington Stores, Inc.	2.250	04-15-25		2,820,000	4,497,900
Energy 0.3%					5,616,895
Oil, gas and consumable fuels 0.3%
BP Capital Markets PLC	1.000	04-28-23	GBP	3,800,000	5,616,895
Industrials 1.2%					26,412,563
Airlines 1.0%
Air Canada (A)	4.000	07-01-25		2,300,000	3,815,125
26	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
American Airlines Group, Inc.	6.500	07-01-25	6,240,000	$10,795,200
Southwest Airlines Company	1.250	05-01-25	4,210,000	7,167,525
Road and rail 0.2%
Uber Technologies, Inc., Zero Coupon (A)	0.000	12-15-25	4,555,000	4,634,713
Information technology 0.3%				5,056,000
IT services 0.3%

Sabre GLBL, Inc.	4.000	04-15-25	2,560,000	5,056,000
Capital preferred securities 0.4%				$9,171,990
(Cost $8,181,357)
Financials 0.4%				9,171,990
Banks 0.4%

USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) (C)(D)	3.500	06-28-21	9,462,000	9,171,990
Term loans (E) 1.2%				$24,402,913
(Cost $24,436,026)
Consumer discretionary 0.2%				3,615,486
Hotels, restaurants and leisure 0.2%
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B (F)	TBD	05-20-28	1,975,000	1,977,469
KFC Holding Company, 2021 Term Loan B (F)	TBD	03-15-28	517,000	517,217
Marriott Ownership Resorts, Inc., 2019 Term Loan B (F)	TBD	08-29-25	146,000	143,628
New Red Finance, Inc., Term Loan B4 (F)	TBD	11-19-26	993,000	977,172
Health care 0.2%				4,399,879
Pharmaceuticals 0.2%
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	4.000	04-21-28	2,015,000	2,023,282
Organon & Company, Term Loan (F)	TBD	04-07-28	2,380,000	2,376,597
Industrials 0.3%				5,481,866
Airlines 0.1%
United Airlines, Inc., 2021 Term Loan B (F)	TBD	04-21-28	1,254,000	1,264,973
Construction and engineering 0.1%
AECOM, 2021 Term Loan B (1 week LIBOR + 1.750%)	1.863	04-13-28	1,615,000	1,610,462
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery 0.1%
Brown Group Holding LLC, Term Loan B (F)	TBD	04-27-28	2,611,000	$2,606,431
Information technology 0.4%				8,333,812
Technology hardware, storage and peripherals 0.4%
Dell International LLC, 2021 Term Loan B (F)	TBD	09-19-25	8,335,313	8,333,812
Materials 0.1%				2,571,870
Chemicals 0.1%

SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B (3 month LIBOR + 4.000%)	4.750	03-16-27	2,590,000	2,571,870
Collateralized mortgage obligations 1.5%				$32,894,453
(Cost $32,099,929)
Commercial and residential 1.5%				32,894,453
Arroyo Mortgage Trust
Series 2019-1, Class A1 (A)(G)	3.805	01-25-49	2,413,582	2,464,813
Series 2019-3, Class A1 (A)(G)	2.962	10-25-48	1,792,802	1,823,836
BAMLL Commercial Mortgage Securities Trust
Series 2018-DSNY, Class A (1 month LIBOR + 0.850%) (A)(D)	0.951	09-15-34	5,940,000	5,941,731
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (A)(D)	1.422	03-15-37	2,625,000	2,629,167
Series 2019-XL, Class A (1 month LIBOR + 0.920%) (A)(D)	1.021	10-15-36	7,753,020	7,761,584
Century Plaza Towers
Series 2019-CPT, Class A (A)	2.865	11-13-39	5,760,000	6,071,116
CSMC Trust
Series 2019-NQM1, Class A1 (A)	2.656	10-25-59	1,251,066	1,273,898
DBCG Mortgage Trust
Series 2017-BBG, Class A (1 month LIBOR + 0.700%) (A)(D)	0.801	06-15-34	3,585,000	3,585,000
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	13,430,355	140,637
Series 2007-4, Class ES IO	0.350	07-19-47	14,773,216	197,336
Series 2007-6, Class ES IO (A)	0.343	08-19-37	13,694,261	194,643
New Residential Mortgage Loan Trust

Series 2017-5A, Class A1 (1 month LIBOR + 1.500%) (A)(D)	1.592	06-25-57	800,151	810,692
28	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 1.3%				$27,907,755
(Cost $26,757,645)
Asset backed securities 1.3%				27,907,755
DB Master Finance LLC
Series 2017-1A, Class A2II (A)	4.030	11-20-47	1,905,975	2,034,228
Series 2019-1A, Class A2I (A)	3.787	05-20-49	3,315,938	3,369,258
Series 2019-1A, Class A2II (A)	4.021	05-20-49	1,788,150	1,888,465
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	3,691,075	3,884,893
FirstKey Homes Trust
Series 2020-SFR2, Class A (A)	1.266	10-19-37	1,676,292	1,674,966
Home Partners of America Trust
Series 2018-1, Class A (1 month LIBOR + 0.900%) (A)(D)	1.001	07-17-37	1,511,363	1,514,438
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	969,864	1,007,183
Taco Bell Funding LLC
Series 2016-1A, Class A23 (A)	4.970	05-25-46	6,432,000	6,984,123
Towd Point Mortgage Trust
Series 2017-2, Class A1 (A)(G)	2.750	04-25-57	682,799	692,731
Series 2017-3, Class A1 (A)(G)	2.750	07-25-57	1,125,037	1,148,755
Westlake Automobile Receivables Trust
Series 2019-2A, Class C (A)	2.840	07-15-24	3,650,000	3,708,715

	Shares	Value
Common stocks 0.4%		$9,442,549
(Cost $13,081,104)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (H)(I)	300,118	0
Utilities 0.4%		9,442,549
Multi-utilities 0.4%

Dominion Energy, Inc.	94,900	9,442,549
Preferred securities 3.7%		$79,280,300
(Cost $75,294,278)
Communication services 0.1%		2,447,465
Media 0.1%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	1,985	2,447,465
Financials 0.8%		16,129,644
Banks 0.8%
U.S. Bancorp, 5.500% (B)	135,700	3,829,454
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	29

	Shares	Value
Financials (continued)
Banks (continued)
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%), 3.500% (D)	8,257	$7,811,617
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	165,630	4,488,573
Health care 0.3%		6,472,460
Health care equipment and supplies 0.3%
Becton, Dickinson and Company, 6.000% (B)	44,500	2,425,250
Danaher Corp., 4.750%	2,330	4,047,210
Industrials 0.5%		9,936,330
Machinery 0.5%
Fortive Corp., 5.000%	3,975	3,994,120
Stanley Black & Decker, Inc., 5.250%	47,000	5,942,210
Information technology 0.3%		7,433,446
IT services 0.1%
Sabre Corp., 6.500%	11,000	1,927,860
Semiconductors and semiconductor equipment 0.2%
Broadcom, Inc., 8.000%	3,620	5,505,586
Utilities 1.7%		36,860,955
Electric utilities 1.5%
American Electric Power Company, Inc., 6.125%	90,700	4,554,047
NextEra Energy, Inc., 4.872%	151,550	8,432,242
NextEra Energy, Inc., 5.279%	143,200	6,853,552
NextEra Energy, Inc., 6.219%	76,450	3,698,651
The Southern Company, 6.750%	149,300	7,742,698
Multi-utilities 0.2%
DTE Energy Company, 6.250%	109,300	5,579,765

	Yield (%)	Shares	Value
Short-term investments 2.1%			$45,601,681
(Cost $45,603,279)
Short-term funds 0.4%			8,512,681
John Hancock Collateral Trust (J)	0.0241(K)	850,834	8,512,681

	Par value^	Value
Repurchase agreement 1.7%		37,089,000
Repurchase Agreement with State Street Corp. dated 5-28-21 at 0.000% to be repurchased at $37,089,000 on 6-1-21, collateralized by $37,800,200 U.S. Treasury Notes, 0.125% due 11-30-22 (valued at $37,830,807)	37,089,000	37,089,000

30	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $2,089,418,507) 100.1%	$2,143,674,646
Other assets and liabilities, net (0.1%)	(2,527,652)
Total net assets 100.0%	$2,141,146,994

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $761,313,414 or 35.6% of the fund's net assets as of 5-31-21.
(B)	All or a portion of this security is on loan as of 5-31-21.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	31

(H)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(I)	Non-income producing security.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(K)	The rate shown is the annualized seven-day yield as of 5-31-21.
32	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	612	Short	Sep 2021	$(80,620,706)	$(80,745,750)	$(125,044)
Euro-Buxl Futures	229	Short	Jun 2021	(55,537,199)	(56,271,705)	(734,506)
German Euro BUND Futures	71	Short	Jun 2021	(14,690,347)	(14,713,563)	(23,216)
U.S. Treasury Long Bond Futures	1,946	Short	Sep 2021	(303,785,838)	(304,609,813)	(823,975)
Ultra U.S. Treasury Bond Futures	35	Short	Sep 2021	(5,061,821)	(5,073,359)	(11,538)
						$(1,718,279)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	22,327,586	USD	17,445,094	GSI	6/16/2021	—	$(164,567)
GBP	7,408,231	USD	10,182,346	HUS	6/16/2021	$342,667	—
NZD	4,213,444	USD	2,978,677	ANZ	6/16/2021	87,973	—
NZD	8,550,206	USD	6,126,322	CITI	6/16/2021	96,733	—
NZD	4,162,865	USD	3,005,062	HUS	6/16/2021	24,776	—
USD	17,434,683	AUD	22,578,545	MSCS	6/16/2021	—	(40,075)
USD	8,697,062	BRL	45,503,030	SSB	6/16/2021	23,185	—
USD	10,800,300	GBP	7,768,240	UBS	6/16/2021	—	(236,186)
USD	4,962,402	JPY	537,806,040	CIBC	6/16/2021	49,973	—
USD	6,105,216	NZD	8,514,590	ANZ	6/16/2021	—	(91,915)
USD	3,080,014	NZD	4,270,353	CITI	6/16/2021	—	(28,056)
USD	3,079,843	NZD	4,270,353	SSB	6/16/2021	—	(28,227)
USD	8,668,580	SGD	11,573,153	CITI	6/16/2021	—	(89,953)
USD	8,668,580	SGD	11,590,846	GSI	6/16/2021	—	(103,343)
						$625,307	$(782,322)
WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)	Currency	Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
Euro vs. U.S. Dollar	CITI	EUR	1.22	Aug 2021	33,210,000	$465,628	$(475,243)
						$465,628	$(475,243)
* For this type of option, notional amounts are equivalent to number of contracts.

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	33

GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
UBS	UBS AG
At 5-31-21, the aggregate cost of investments for federal income tax purposes was $2,113,523,347. Net unrealized appreciation aggregated to $27,800,762, of which $58,356,719 related to gross unrealized appreciation and $30,555,957 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
34	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-21

Assets
Unaffiliated investments, at value (Cost $2,080,904,228) including $8,490,615 of securities loaned	$2,135,161,965
Affiliated investments, at value (Cost $8,514,279)	8,512,681
Total investments, at value (Cost $2,089,418,507)	2,143,674,646
Unrealized appreciation on forward foreign currency contracts	625,307
Cash	8,788
Foreign currency, at value (Cost $12,190,105)	12,140,472
Collateral held at broker for futures contracts	10,813,016
Collateral segregated at custodian for OTC derivative contracts	890,000
Dividends and interest receivable	19,343,402
Receivable for fund shares sold	2,702,780
Receivable for investments sold	2,228,567
Receivable for securities lending income	1,868
Other assets	151,706
Total assets	2,192,580,552
Liabilities
Unrealized depreciation on forward foreign currency contracts	782,322
Written options, at value (Premiums received $465,628)	475,243
Payable for futures variation margin	1,002,256
Distributions payable	289,310
Payable for investments purchased	37,262,961
Payable for fund shares repurchased	2,397,270
Payable upon return of securities loaned	8,520,601
Payable to affiliates
Accounting and legal services fees	65,912
Transfer agent fees	130,670
Distribution and service fees	2,411
Trustees' fees	593
Other liabilities and accrued expenses	504,009
Total liabilities	51,433,558
Net assets	$2,141,146,994
Net assets consist of
Paid-in capital	$2,207,777,214
Total distributable earnings (loss)	(66,630,220)
Net assets	$2,141,146,994

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	35

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($617,669,828 ÷ 91,735,947 shares)[1]	$6.73
Class C ($30,193,110 ÷ 4,484,164 shares)[1]	$6.73
Class I ($601,587,660 ÷ 89,520,243 shares)	$6.72
Class R2 ($10,029,998 ÷ 1,491,609 shares)	$6.72
Class R4 ($3,412,675 ÷ 506,773 shares)	$6.73
Class R5 ($9,698,265 ÷ 1,442,716 shares)	$6.72
Class R6 ($868,555,458 ÷ 129,098,239 shares)	$6.73
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$7.01

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
36	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  5-31-21

Investment income
Interest	$54,920,583
Dividends	4,921,453
Securities lending	37,433
Less foreign taxes withheld	(636,751)
Total investment income	59,242,718
Expenses
Investment management fees	6,877,000
Distribution and service fees	2,448,084
Accounting and legal services fees	324,458
Transfer agent fees	1,522,820
Trustees' fees	34,950
Custodian fees	382,187
State registration fees	174,253
Printing and postage	70,213
Professional fees	127,169
Other	105,374
Total expenses	12,066,508
Less expense reductions	(162,435)
Net expenses	11,904,073
Net investment income	47,338,645
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	34,167,448
Affiliated investments	(6,006)
Futures contracts	27,936,685
Forward foreign currency contracts	1,925,095
Written options	1,341,618
65,364,840
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	54,533,425
Affiliated investments	(1,257)
Futures contracts	(1,706,328)
Forward foreign currency contracts	(9,284,058)
Written options	(9,615)
43,532,167
Net realized and unrealized gain	108,897,007
Increase in net assets from operations	$156,235,652
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	37

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-21	Year ended 5-31-20
Increase (decrease) in net assets
From operations
Net investment income	$47,338,645	$48,984,112
Net realized gain	65,364,840	3,483,980
Change in net unrealized appreciation (depreciation)	43,532,167	23,809,373
Increase in net assets resulting from operations	156,235,652	76,277,465
Distributions to shareholders
From earnings
Class A	(15,092,924)	(14,677,550)
Class B1	(27,049)	(245,661)
Class C	(982,428)	(2,376,586)
Class I	(16,046,882)	(16,299,922)
Class R1[1]	(44,154)	(158,314)
Class R2	(185,320)	(137,635)
Class R3[1]	(30,592)	(106,997)
Class R4	(84,245)	(83,477)
Class R5	(252,519)	(226,897)
Class R6	(22,421,965)	(15,289,426)
Total distributions	(55,168,078)	(49,602,465)
From fund share transactions	260,930,416	(37,953,703)
Total increase (decrease)	361,997,990	(11,278,703)
Net assets
Beginning of year	1,779,149,004	1,790,427,707
End of year	$2,141,146,994	$1,779,149,004

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
38	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$6.39	$6.28	$6.25	$6.47	$6.47
Net investment income[1]	0.14	0.17	0.20	0.20	0.17
Net realized and unrealized gain (loss) on investments	0.37	0.11	0.03	(0.22)	0.02
Total from investment operations	0.51	0.28	0.23	(0.02)	0.19
Less distributions
From net investment income	(0.17)	(0.17)	(0.20)	(0.20)	(0.19)
Net asset value, end of period	$6.73	$6.39	$6.28	$6.25	$6.47
Total return (%)[2,3]	8.17	4.50	3.72	(0.43)	2.95
Ratios and supplemental data
Net assets, end of period (in millions)	$618	$543	$541	$607	$672
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.85	0.82	0.80	0.81
Expenses including reductions	0.81	0.84	0.81	0.79	0.81
Net investment income	2.14	2.64	3.17	3.03	2.69
Portfolio turnover (%)	63	76	58	48	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	39

CLASS C SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$6.39	$6.28	$6.25	$6.47	$6.47
Net investment income[1]	0.09	0.12	0.15	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.37	0.12	0.03	(0.22)	0.01
Total from investment operations	0.46	0.24	0.18	(0.07)	0.14
Less distributions
From net investment income	(0.12)	(0.13)	(0.15)	(0.15)	(0.14)
Net asset value, end of period	$6.73	$6.39	$6.28	$6.25	$6.47
Total return (%)[2,3]	7.41	3.77	2.99	(1.12)	2.24
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$95	$146	$211	$320
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.55	1.52	1.50	1.51
Expenses including reductions	1.51	1.54	1.51	1.49	1.51
Net investment income	1.39	1.94	2.48	2.32	2.00
Portfolio turnover (%)	63	76	58	48	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
40	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$6.37	$6.27	$6.23	$6.46	$6.46
Net investment income[1]	0.16	0.19	0.21	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.38	0.10	0.04	(0.23)	0.02
Total from investment operations	0.54	0.29	0.25	(0.02)	0.21
Less distributions
From net investment income	(0.19)	(0.19)	(0.21)	(0.21)	(0.21)
Net asset value, end of period	$6.72	$6.37	$6.27	$6.23	$6.46
Total return (%)[2]	8.51	4.65	4.18	(0.29)	3.27
Ratios and supplemental data
Net assets, end of period (in millions)	$602	$530	$595	$837	$3,080
Ratios (as a percentage of average net assets):
Expenses before reductions	0.52	0.55	0.54	0.50	0.50
Expenses including reductions	0.51	0.54	0.53	0.49	0.49
Net investment income	2.43	2.93	3.47	3.31	3.02
Portfolio turnover (%)	63	76	58	48	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	41

CLASS R2 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$6.38	$6.27	$6.24	$6.46	$6.46
Net investment income[1]	0.14	0.16	0.19	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.36	0.12	0.03	(0.22)	0.01
Total from investment operations	0.50	0.28	0.22	(0.03)	0.18
Less distributions
From net investment income	(0.16)	(0.17)	(0.19)	(0.19)	(0.18)
Net asset value, end of period	$6.72	$6.38	$6.27	$6.24	$6.46
Total return (%)[2]	8.07	4.41	3.61	(0.54)	2.86
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$3	$6	$9	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.94	0.92	0.90	0.91
Expenses including reductions	0.91	0.93	0.91	0.89	0.90
Net investment income	2.09	2.57	3.07	2.92	2.62
Portfolio turnover (%)	63	76	58	48	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
42	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$6.39	$6.28	$6.25	$6.47	$6.47
Net investment income[1]	0.15	0.18	0.20	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.37	0.11	0.04	(0.22)	0.01
Total from investment operations	0.52	0.29	0.24	(0.02)	0.20
Less distributions
From net investment income	(0.18)	(0.18)	(0.21)	(0.20)	(0.20)
Net asset value, end of period	$6.73	$6.39	$6.28	$6.25	$6.47
Total return (%)[2]	8.34	4.67	3.87	(0.28)	3.11
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$3	$143	$145
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.78	0.77	0.75	0.76
Expenses including reductions	0.66	0.67	0.67	0.64	0.65
Net investment income	2.29	2.80	3.30	3.18	2.86
Portfolio turnover (%)	63	76	58	48	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	43

CLASS R5 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$6.38	$6.27	$6.24	$6.46	$6.46
Net investment income[1]	0.17	0.19	0.22	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.36	0.11	0.03	(0.22)	0.01
Total from investment operations	0.53	0.30	0.25	—	0.21
Less distributions
From net investment income	(0.19)	(0.19)	(0.22)	(0.22)	(0.21)
Net asset value, end of period	$6.72	$6.38	$6.27	$6.24	$6.46
Total return (%)[2]	8.57	4.88	4.08	(0.09)	3.32
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$7	$7	$17	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.46	0.49	0.47	0.45	0.46
Expenses including reductions	0.45	0.48	0.47	0.44	0.45
Net investment income	2.50	3.01	3.54	3.38	3.09
Portfolio turnover (%)	63	76	58	48	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
44	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$6.38	$6.27	$6.24	$6.46	$6.46
Net investment income[1]	0.17	0.19	0.22	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.37	0.12	0.03	(0.22)	0.02
Total from investment operations	0.54	0.31	0.25	—	0.22
Less distributions
From net investment income	(0.19)	(0.20)	(0.22)	(0.22)	(0.22)
Net asset value, end of period	$6.73	$6.38	$6.27	$6.24	$6.46
Total return (%)[2]	8.61	4.93	4.13	(0.03)	3.39
Ratios and supplemental data
Net assets, end of period (in millions)	$869	$582	$461	$1,525	$288
Ratios (as a percentage of average net assets):
Expenses before reductions	0.41	0.44	0.42	0.40	0.41
Expenses including reductions	0.41	0.43	0.42	0.39	0.38
Net investment income	2.54	3.04	3.58	3.45	3.15
Portfolio turnover (%)	63	76	58	48	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	45

Notes to financial statements
Note 1—Organization
John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
46	JOHN HANCOCK Income Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2021, by major security category or type:
	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$128,505,616	—	$128,505,616	—
Foreign government obligations	446,931,079	—	446,931,079	—
Corporate bonds	1,281,053,417	—	1,281,053,417	—
Convertible bonds	58,482,893	—	58,482,893	—
Capital preferred securities	9,171,990	—	9,171,990	—
Term loans	24,402,913	—	24,402,913	—
Collateralized mortgage obligations	32,894,453	—	32,894,453	—
Asset backed securities	27,907,755	—	27,907,755	—
Common stocks	9,442,549	$9,442,549	—	—
Preferred securities	79,280,300	72,838,715	6,441,585	—
Short-term investments	45,601,681	8,512,681	37,089,000	—
Total investments in securities	$2,143,674,646	$90,793,945	$2,052,880,701	—
Derivatives:
Assets
Forward foreign currency contracts	$625,307	—	$625,307	—
Liabilities
Futures	(1,718,279)	$(1,718,279)	—	—
Forward foreign currency contracts	(782,322)	—	(782,322)	—
ANNUAL REPORT | JOHN HANCOCK Income Fund	47

	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Written options	$(475,243)	—	$(475,243)	—
Level 3 includes securities valued at $0. Refer to Fund's investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, it could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
48	JOHN HANCOCK Income Fund | ANNUAL REPORT

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2021, the fund loaned securities valued at $8,490,615 and received $8,520,601 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs
ANNUAL REPORT | JOHN HANCOCK Income Fund	49

of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2021, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended May 31, 2021 were $15,202.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2021, the fund has a short-term capital loss carryforward of $75,900,427 and a long-term capital loss carryforward of $50,322,055 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2021 and 2020 was as follows:
	May 31, 2021	May 31, 2020
Ordinary income	$55,168,078	$49,602,465
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2021, the components of distributable earnings on a tax basis consisted of $32,355,997 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
50	JOHN HANCOCK Income Fund | ANNUAL REPORT

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the
ANNUAL REPORT | JOHN HANCOCK Income Fund	51

contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2021, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging from $192.9 million to $461.4 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended May 31, 2021, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $111.2 million to $901.0 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
52	JOHN HANCOCK Income Fund | ANNUAL REPORT

During the year ended May 31, 2021, the fund used purchased options contracts to manage against changes in foreign currency exchange rates. The fund held purchased options contracts with market values ranging up to $97,000, as measured at each quarter end.There were no open purchased options contracts as of May 31, 2021.
During the year ended May 31, 2021, the fund wrote option contracts to manage against changes in foreign currency exchange rates. The fund held written option contracts with market values ranging up to $490,000, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(1,718,279)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$625,307	(782,322)
Currency	Written options, at value	Written options	—	(475,243)
			$625,307	$(2,975,844)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund's investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	—	$27,936,685	—	—	$27,936,685
Currency	$(185,976)	—	$1,925,095	$1,341,618	3,080,737
Total	$(185,976)	$27,936,685	$1,925,095	$1,341,618	$31,017,422

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	$(1,706,328)	—	—	$(1,706,328)
ANNUAL REPORT | JOHN HANCOCK Income Fund	53

	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Currency	—	$(9,284,058)	$(9,615)	$(9,293,673)
Total	$(1,706,328)	$(9,284,058)	$(9,615)	$(11,000,001)
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.60% of the first $100 million of the fund’s average daily net assets; (b) 0.45% of the next $150 million of the fund’s average daily net assets; (c) 0.40% of the next $250 million of the fund’s average daily net assets; (d) 0.35% of the next $150 million of the fund’s average daily net assets; and (e) 0.30% of the fund’s average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$47,370
Class B	115
Class C	4,250
Class I	44,967
Class R1	157
Class R2	610
Class	Expense reduction
Class R3	$112
Class R4	249
Class R5	695
Class R6	60,771
Total	$159,296

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2021, were equivalent to a net annual effective rate of 0.33% of the fund's average daily net assets.
54	JOHN HANCOCK Income Fund | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2021, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class B, Class R1, and Class R3 were redesignated during the year. Refer to Note 6 for further details.
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $3,139 for Class R4 shares for the year ended May 31, 2021.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $331,764 for the year ended May 31, 2021. Of this amount, $47,107 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $284,657 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2021, CDSCs received by the Distributor amounted to $907 and $956 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five
ANNUAL REPORT | JOHN HANCOCK Income Fund	55

categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,792,528	$700,812
Class B	16,200	1,938
Class C	561,974	66,636
Class I	—	666,765
Class R1	16,056	265
Class R2	37,216	808
Class R3	9,235	176
Class R4	10,981	349
Class R5	3,894	968
Class R6	—	84,103
Total	$2,448,084	$1,522,820
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2021 and 2020 were as follows:
	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	19,347,248	$128,926,362	13,544,748	$86,916,405
Distributions reinvested	2,044,226	13,635,575	2,062,996	13,249,852
Repurchased	(14,665,312)	(97,801,867)	(16,766,708)	(106,910,261)
Net increase (decrease)	6,726,162	$44,760,070	(1,158,964)	$(6,744,004)
Class B shares
Sold	101	$663	15,266	$97,887
Distributions reinvested	3,526	23,124	35,026	225,402
Repurchased	(928,557)	(6,124,459)	(2,263,874)	(14,433,286)
Net decrease	(924,930)	$(6,100,672)	(2,213,582)	$(14,109,997)
56	JOHN HANCOCK Income Fund | ANNUAL REPORT

	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class C shares
Sold	488,757	$3,249,125	694,722	$4,465,518
Distributions reinvested	138,680	920,236	325,212	2,090,189
Repurchased	(10,988,883)	(73,197,173)	(9,375,627)	(60,023,588)
Net decrease	(10,361,446)	$(69,027,812)	(8,355,693)	$(53,467,881)
Class I shares
Sold	22,670,289	$150,986,083	24,130,052	$153,610,549
Distributions reinvested	2,263,729	15,070,006	2,368,311	15,186,457
Repurchased	(18,604,211)	(123,752,311)	(38,261,373)	(242,682,580)
Net increase (decrease)	6,329,807	$42,303,778	(11,763,010)	$(73,885,574)
Class R1 shares
Sold	52,454	$345,250	207,414	$1,322,728
Distributions reinvested	5,576	36,735	22,519	145,129
Repurchased	(988,556)	(6,568,744)	(403,366)	(2,556,490)
Net decrease	(930,526)	$(6,186,759)	(173,433)	$(1,088,633)
Class R2 shares
Sold	1,376,644	$9,152,894	252,415	$1,624,488
Distributions reinvested	27,459	183,634	17,155	110,140
Repurchased	(453,936)	(3,030,456)	(728,171)	(4,688,046)
Net increase (decrease)	950,167	$6,306,072	(458,601)	$(2,953,418)
Class R3 shares
Sold	36,366	$238,128	158,267	$1,013,299
Distributions reinvested	4,254	27,939	16,533	106,155
Repurchased	(684,924)	(4,538,111)	(236,201)	(1,507,603)
Net decrease	(644,304)	$(4,272,044)	(61,401)	$(388,149)
Class R4 shares
Sold	213,865	$1,431,246	125,926	$806,428
Distributions reinvested	12,624	84,242	12,974	83,324
Repurchased	(144,004)	(963,859)	(210,656)	(1,346,895)
Net increase (decrease)	82,485	$551,629	(71,756)	$(457,143)
Class R5 shares
Sold	701,285	$4,679,275	455,831	$2,905,420
Distributions reinvested	37,883	252,383	35,196	225,732
Repurchased	(462,999)	(3,095,350)	(507,164)	(3,238,277)
Net increase (decrease)	276,169	$1,836,308	(16,137)	$(107,125)
ANNUAL REPORT | JOHN HANCOCK Income Fund	57

	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	52,649,935	$349,143,908	33,183,910	$213,393,049
Distributions reinvested	3,265,041	21,782,798	2,300,702	14,748,717
Repurchased	(17,978,708)	(120,166,860)	(17,720,651)	(112,893,545)
Net increase	37,936,268	$250,759,846	17,763,961	$115,248,221
Total net increase (decrease)	39,439,852	$260,930,416	(6,508,616)	$(37,953,703)
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B, Class R1, and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.
Redesignation	Effective date	Amount
Class R3 shares as Class R2 shares	October 9, 2020	$2,461,545
Class B shares as Class A shares	October 14, 2020	$3,153,811
Class R1 shares as Class R2 shares	October 23, 2020	$5,004,936
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,499,031,920 and $1,140,088,724, respectively, for the year ended May 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $35,641,109 and $67,694,175, respectively, for the year ended May 31, 2021.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	850,834	$8,705,385	$144,897,292	$(145,082,733)	$(6,006)	$(1,257)	$37,433	—	$8,512,681

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
58	JOHN HANCOCK Income Fund | ANNUAL REPORT

The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Income Fund	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Income Fund (one of the funds constituting John Hancock Strategic Series, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
60	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	61

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
62	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	63

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2005	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
64	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2005	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK INCOME FUND	65

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
66	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	67

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Christopher M. Chapman, CFA
Thomas C. Goggins
Daniel S. Janis III
Kisoo Park
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
68	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

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INTERNATIONAL EQUITY FUNDS

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ALTERNATIVE FUNDS

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A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
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Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1674189	91A 5/21
7/2021

Annual report
John Hancock
Managed Account Shares
Fixed income
May 31, 2021

A message to shareholders
Dear shareholder,
While stocks rebounded from the multiple challenges faced in 2020 to post gains for the 12 months ended May 31, 2021, the results for bonds were much more mixed. Overall, bond markets saw a sharp increase in yields and a steeper yield curve during the period. The generally positive news flow pressured U.S. Treasuries by raising the prospect of inflation and causing investors to question whether the U.S. Federal Reserve would need to begin hiking interest rates sooner than expected. The credit-oriented segments of the market—including investment-grade and high-yield corporate bonds—outperformed government issues. Both categories were helped by the improving outlook for economic growth and corporate earnings, as well as investors’ elevated demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Managed Account Shares

2	Managed Account Shares Portfolios' strategy at a glance
7	Manager’s discussion of portfolio performance
9	Managed Account Shares Investment-Grade Corporate Bond Portfolio
10	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
11	Managed Account Shares Securitized Debt Portfolio
12	Your expenses
13	Portfolios' investments
31	Financial statements
34	Financial highlights
36	Notes to financial statements
42	Report of independent registered public accounting firm
43	Tax information
44	Statement Regarding Liquidity Risk Management
45	Trustees and Officers
48	More information
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	1

Managed Account Shares Portfolios' strategy at a glance
John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Investment-grade corporate bonds gained ground
The recovery in economic growth and corporate earnings fueled investors’ appetite for risk, causing corporate yield spreads to decline considerably over the course of the year.
The portfolio outperformed its benchmark
An underweight position in longer-term bonds helped cushion the effect of the steepening yield curve.
Security selection was an additional contributor
Holdings in the transportation segment, particularly airline-related debt, helped performance.
SECTOR COMPOSITION AS OF 5/31/2021 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
2	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 5/31/2021 (% of net assets)
United States	83.4
United Kingdom	3.6
Netherlands	1.8
Canada	1.7
Mexico	1.4
Bermuda	1.2
France	1.1
Other countries	5.8
TOTAL	100.0
Notes about risk
The portfolio is subject to various risks as described in the portfolio's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio's performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	3

John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds generated strong returns over the period
The asset class was helped by the combination of improving economic growth and an impressive recovery in investors’ appetite for risk.
The portfolio produced a robust return but underperformed its benchmark
Sector allocations detracted from performance, primarily due to an underweight position in energy.
Security selection was a net positive
The portfolio's holdings in the communication services sector outperformed.
SECTOR COMPOSITION AS OF 5/31/2021 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
4	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 5/31/2021 (% of net assets)
United States	74.9
Ireland	3.4
Canada	3.2
Mexico	2.8
Luxembourg	2.6
Brazil	2.5
Netherlands	2.0
United Kingdom	1.9
Israel	1.0
United Arab Emirates	1.0
Other countries	4.7
TOTAL	100.0
Notes about risk
The portfolio is subject to various risks as described in the portfolio's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio's performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	5

John Hancock Managed Account Shares Securitized Debt Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Securitized assets produced mixed results
The portfolio’s benchmark, the Bloomberg Barclays U.S. Securitized MBS ABS CMBS Index, finished slightly in the red.
Agency MBS lagged
Agency MBS, which make up the majority of the index, were hurt by the combination of rising U.S. Treasury yields and higher mortgage prepayments.
The portfolio outperformed its benchmark
Overweights in asset-backed securities and commercial MBS contributed to relative performance.
PORTFOLIO COMPOSITION AS OF 5/31/2021 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The portfolio is subject to various risks as described in the portfolio's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio's performance. For more information, please refer to the “Principal risks” section of the prospectus.
6	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Manager’s discussion of portfolio performance
Can you describe the investment conditions during the 12 months ended May 31, 2021?
The credit-oriented segments of the bond market delivered gains over the past year, providing a supportive backdrop for the portfolios. After the COVID-19-induced economic slowdown that occurred in the first quarter of 2020, growth slowly began to recover as businesses and consumers adjusted to the new reality. The initial release of a vaccine in November 2020 set the stage for another upturn in growth, and investors started to anticipate a full reopening of the economy in 2021. In addition to boosting the outlook for corporate earnings, these developments fueled a steady recovery in investors’ appetite for both risk and yield. High-yield bonds, which had suffered the largest sell-off in early 2020, experienced the strongest rebound as the economy began to return to a normal footing. Investment-grade corporates also performed well, as did the market’s securitized sectors. Notably, all three categories outpaced U.S. Treasuries.
How did each portfolio perform?
The Investment-Grade Corporate Bond Portfolio strongly outperformed its benchmark, the Bloomberg Barclays U.S. Corporate Bond Index, for the period. The largest contribution came from the portfolio’s underweight position on the long end of the yield curve, which helped it avoid the full impact of the poor performance for this area. Security selection was also a plus. The portfolio’s holdings outpaced the corresponding benchmark components by the widest margin in the transportation segment, where investments in airline debt performed particularly well on expectations for a reopening of the economy. Selection in the information technology and consumer cyclical industries added value, as well. Sector allocation was a small detractor, with the most notable effects coming from an overweight position in technology and a modest weighting in cash.
The Non-Investment-Grade Corporate Bond Portfolio posted a strong absolute return for the period, but it didn't keep pace with its benchmark, the ICE BofA U.S. High Yield Index. Asset allocation had the largest adverse impact on relative performance. The portfolio entered the period with an underweight in energy due to the extreme uncertainty regarding the economic outlook at that time, and we maintained this positioning for much of the period. Since energy was one of the top-performing areas of the market during the past 12 months due to the optimism surrounding the world economy, this underweight was a key detractor. An overweight in the communication services sector, which tends to be more defensive than the market as a whole, also hurt results. On the plus side, an overweight in banking issues helped performance. Yield curve positioning was an additional detractor, but security selection contributed.
The Securitized Debt Portfolio delivered a positive return and finished comfortably ahead of its benchmark, the Bloomberg Barclays U.S. Securitized MBS ABS CMBS Index. The majority of the benchmark is held in agency mortgage-backed securities (MBS), which lagged the broader category due to rising mortgage prepayments and their higher sensitivity to the movements of U.S. Treasuries. In contrast, the portfolio was largely invested in asset-backed securities and commercial MBS, both of which outpaced agency MBS by a wide margin. A position in nonagency MBS was an additional contributor, as was security selection. While few aspects of the portfolio's positioning stood out as major detractors, yield curve positioning and selection in commercial MBS each took a small bite out of relative performance.
How would you characterize your portfolio activity?
We steadily made small adjustments to the Investment-Grade Corporate Bond Portfolio in an effort to capitalize on relative value opportunities as they emerged. Over the course of the full year, on average we made the largest additions to the financials, energy, communication services, and information technology sectors. Although the portfolio held an average underweight in energy, as noted earlier, it closed the period with an overweight in the sector. On the other end of the spectrum, on average the largest reductions occurred in the banking, transportation, and electric utilities segments. In terms of the yield curve and credit tiers, we generally emphasized the 5- to 10-year bonds and BBB-rated debt, respectively.
Our activity in the Non-Investment-Grade Corporate Bond Portfolio was primarily focused on rotating toward sectors with a higher degree of economic sensitivity. Along this line, on average the largest increases occurred in the consumer cyclicals, basic industries, and transportation segments. On the other end of the spectrum, we reduced the portfolio’s allocations to banking, communications, and energy. The portfolio was tilted toward the higher-quality end of the high-yield category.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	7

We were quite active in adjusting the positioning of the Securitized Debt Portfolio. We increased its allocation to asset-backed securities, which offered the combination of high average credit quality and attractive yields in relation to U.S. Treasuries. We also added to its weighting in nonagency MBS, where we saw a compelling value. Conversely, we reduced its position in commercial MBS due to uncertainty in the commercial real estate market.
Despite the rapid steepening of the yield curve in early 2021, we believe interest rates will remain low for an extended period. We think any inflationary pressure caused by faster growth should prove temporary, and we see various longer-term economic trends that can help keep inflation controlled. We continue to focus on robust fundamental analysis to identify securities most likely to benefit in the current environment while avoiding those that appear vulnerable to potential headwinds.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolios for the entire period. Portfolio composition is subject to review in accordance with each portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
8	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Managed Account Shares Investment-Grade Corporate Bond Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Barclays U.S. Corporate Bond Index.
The Bloomberg Barclays U.S. Corporate Bond Index is an unmanaged Index comprises USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-21 (%)
	Investment-Grade Corporate Bond Portfolio	Bloomberg Barclays U.S. Corporate Bond Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	7.09	3.64
Since inception	5.71	5.79
Cumulative returns
Since inception	11.09	11.26
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.91
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	9

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE Bank of America U.S. High Yield Index.
The ICE Bank of America U.S. High Yield Index tracks the performance of U.S. dollar denominated public corporate debt issued in the U.S. domestic market with par amounts greater than $100 million that are rated below investment grade.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-21 (%)
	Non-Investment-Grade Corporate Bond Portfolio	ICE Bank of America U.S. High Yield Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	14.69	15.18
Since inception	5.43	6.47
Cumulative returns
Since inception	10.54	12.62
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.98
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
10	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Managed Account Shares Securitized Debt Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Securitized Debt Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Barclays U.S. Securitized MBS ABS CMBS Index.
The Bloomberg Barclays U.S. Securitized MBS ABS CMBS Index tracks agency mortgage-backed pass-through securities, asset-backed securities, and commercial mortgage-backed securities.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-21 (%)
	Securitized Debt Portfolio	Bloomberg Barclays U.S. Securitized MBS ABS CMBS Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	5.02	-0.13
Since inception	3.89	2.85
Cumulative returns
Since inception	7.51	5.48
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.90
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	11

Your expenses
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (December 1, 2020 through May 31, 2021).
Actual expenses/actual returns
The first line in the table on the following page is intended to provide information about a portfolio’s actual ongoing operating expenses, and is based on the portfolio’s actual NAV return. It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2021, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line in the table on the following page allows you to compare a portfolio’s ongoing operating expenses with those of any other portfolio. It provides an example of the portfolio’s hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the portfolio’s actual return). It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021. Look in any other portfolio shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 12-1-2020	Ending value on 5-31-2021	Expenses paid during period ended 5-31-2021[1]	Annualized expense ratio
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Actual expenses/actual returns	$1,000.00	$995.60	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Actual expenses/actual returns	$1,000.00	$1,035.20	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%
Managed Account Shares Securitized Debt Portfolio
Actual expenses/actual returns	$1,000.00	$1,010.00	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
12	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Portfolios' investments
MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

As of 5-31-21
	Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 1.0%				$231,003
(Cost $234,750)
Saudi Arabia 1.0%				231,003
Kingdom of Saudi Arabia Bond (A)	4.375	04-16-29	200,000	231,003

Corporate bonds 95.0%				$23,221,729
(Cost $23,017,720)
Communication services 7.5%				1,840,418
Diversified telecommunication services 2.5%
AT&T, Inc.	2.300	06-01-27	110,000	113,905
AT&T, Inc.	3.100	02-01-43	257,000	243,290
Level 3 Financing, Inc. (A)	3.400	03-01-27	25,000	26,591
Telefonica Emisiones SA	5.213	03-08-47	165,000	198,045
Verizon Communications, Inc.	3.400	03-22-41	40,000	40,677
Media 3.1%
Charter Communications Operating LLC	4.200	03-15-28	61,000	68,192
Charter Communications Operating LLC	4.800	03-01-50	225,000	246,942
Charter Communications Operating LLC	5.750	04-01-48	129,000	157,641
Charter Communications Operating LLC	6.484	10-23-45	195,000	256,599
Cox Communications, Inc. (A)	1.800	10-01-30	34,000	31,922
Wireless telecommunication services 1.9%
T-Mobile USA, Inc.	2.050	02-15-28	50,000	49,772
T-Mobile USA, Inc.	3.300	02-15-51	85,000	79,977
T-Mobile USA, Inc.	3.750	04-15-27	36,000	39,575
T-Mobile USA, Inc.	3.875	04-15-30	195,000	213,732
T-Mobile USA, Inc.	4.500	04-15-50	65,000	73,558
Consumer discretionary 9.6%				2,339,332
Automobiles 1.1%
General Motors Financial Company, Inc.	3.600	06-21-30	193,000	206,725
Hyundai Capital America (A)	1.800	10-15-25	25,000	25,308
Hyundai Capital America (A)	2.375	10-15-27	25,000	25,454
Hotels, restaurants and leisure 6.9%
Booking Holdings, Inc.	4.625	04-13-30	196,000	229,038
Choice Hotels International, Inc.	3.700	12-01-29	50,000	53,693
Choice Hotels International, Inc.	3.700	01-15-31	75,000	79,943
Expedia Group, Inc. (A)	2.950	03-15-31	66,000	65,851
Expedia Group, Inc.	3.250	02-15-30	85,000	87,031
Expedia Group, Inc.	3.800	02-15-28	140,000	150,835
Expedia Group, Inc. (A)	4.625	08-01-27	92,000	104,146
Expedia Group, Inc.	5.000	02-15-26	116,000	132,157
Genting New York LLC (A)	3.300	02-15-26	200,000	200,106
Hyatt Hotels Corp.	4.375	09-15-28	22,000	23,993
Hyatt Hotels Corp.	5.750	04-23-30	56,000	66,601
Marriott International, Inc.	2.850	04-15-31	110,000	109,685
Marriott International, Inc.	3.500	10-15-32	34,000	35,472
Marriott International, Inc.	4.650	12-01-28	135,000	151,914
Resorts World Las Vegas LLC (A)	4.625	04-16-29	200,000	204,792
Internet and direct marketing retail 1.3%
eBay, Inc.	2.700	03-11-30	90,000	92,170
Prosus NV (A)	4.850	07-06-27	200,000	226,976
Multiline retail 0.2%
Dollar General Corp.	3.500	04-03-30	35,000	38,028
Specialty retail 0.1%
AutoNation, Inc.	4.750	06-01-30	25,000	29,414
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	13

	Rate (%)	Maturity date	Par value^	Value
Consumer staples 1.6%				$391,829
Beverages 1.0%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	149,000	172,577
Constellation Brands, Inc.	3.150	08-01-29	35,000	37,058
Keurig Dr. Pepper, Inc.	3.200	05-01-30	30,000	31,896
Food and staples retailing 0.3%
7-Eleven, Inc. (A)	2.800	02-10-51	65,000	58,103
The Kroger Company	2.200	05-01-30	25,000	24,806
Food products 0.1%
Cargill, Inc. (A)	2.125	04-23-30	20,000	19,877
Household products 0.2%
The Clorox Company	1.800	05-15-30	49,000	47,512
Energy 9.9%				2,410,669
Oil, gas and consumable fuels 9.9%
Aker BP ASA (A)	4.000	01-15-31	150,000	161,531
Diamondback Energy, Inc.	3.125	03-24-31	69,000	70,585
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	60,000	62,682
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	154,000	169,015
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	80,000	86,904
Energy Transfer LP	3.900	07-15-26	28,000	30,613
Energy Transfer LP	5.150	03-15-45	168,000	184,350
Energy Transfer LP	5.250	04-15-29	234,000	272,588
Energy Transfer LP	5.400	10-01-47	60,000	68,086
Energy Transfer LP	5.500	06-01-27	93,000	108,859
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	239,000	245,570
Kinder Morgan Energy Partners LP	7.750	03-15-32	22,000	30,654
Kinder Morgan, Inc.	4.300	03-01-28	51,000	57,676
Midwest Connector Capital Company LLC (A)	3.900	04-01-24	70,000	73,000
MPLX LP	4.000	03-15-28	35,000	38,795
MPLX LP	4.125	03-01-27	12,000	13,445
MPLX LP	4.250	12-01-27	50,000	56,601
Sabine Pass Liquefaction LLC	4.200	03-15-28	105,000	117,125
Sabine Pass Liquefaction LLC	5.000	03-15-27	75,000	86,863
Sabine Pass Liquefaction LLC	5.875	06-30-26	124,000	147,111
The Williams Companies, Inc.	3.750	06-15-27	249,000	276,181
TransCanada PipeLines, Ltd.	4.250	05-15-28	46,000	52,435
Financials 18.8%				4,599,825
Banks 7.4%
Bank of America Corp. (4.271% to 7-23-28, then 3 month LIBOR + 1.310%)	4.271	07-23-29	100,000	114,055
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (B)	6.300	03-10-26	50,000	58,015
Barclays PLC	4.375	01-12-26	200,000	225,156
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%)	2.561	05-01-32	123,000	123,294
Citizens Financial Group, Inc.	3.250	04-30-30	115,000	123,469
Credit Agricole SA (A)	3.250	01-14-30	250,000	259,978
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (B)	4.600	02-01-25	75,000	76,500
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)	6.750	02-01-24	135,000	148,399
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	200,000	213,410
Santander Holdings USA, Inc.	3.244	10-05-26	105,000	112,159
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (B)	4.850	06-01-23	43,000	45,043
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (B)	6.750	08-01-21	58,000	58,435
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)	5.875	06-15-25	226,000	251,425
Capital markets 3.4%
Ares Capital Corp.	2.150	07-15-26	227,000	225,775
Ares Capital Corp.	3.875	01-15-26	45,000	48,188
Ares Capital Corp.	4.200	06-10-24	34,000	36,627
Lazard Group LLC	4.375	03-11-29	27,000	30,369
14	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Macquarie Bank, Ltd. (A)	3.624	06-03-30	200,000	$208,057
Oaktree Specialty Lending Corp.	2.700	01-15-27	186,000	186,942
The Goldman Sachs Group, Inc.	3.850	01-26-27	83,000	92,033
Consumer finance 0.3%
Discover Financial Services	4.100	02-09-27	80,000	89,804
Diversified financial services 2.0%
GE Capital International Funding Company	4.418	11-15-35	35,000	40,689
Jefferies Group LLC	4.150	01-23-30	155,000	171,496
Jefferies Group LLC	4.850	01-15-27	77,000	89,680
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	170,000	180,574
Insurance 5.7%
Ascot Group, Ltd. (A)	4.250	12-15-30	50,000	52,734
Athene Holding, Ltd.	3.500	01-15-31	218,000	229,497
Brighthouse Financial, Inc.	3.700	06-22-27	57,000	62,354
CNO Financial Group, Inc.	5.250	05-30-29	130,000	152,291
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	34,000	43,390
New York Life Insurance Company (A)	3.750	05-15-50	24,000	25,584
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (A)	2.750	01-21-51	235,000	227,363
Prudential Financial, Inc. (3.700% to 7-1-30, then 5 Year CMT + 3.035%)	3.700	10-01-50	320,000	332,000
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	69,000	72,750
SBL Holdings, Inc. (A)	5.000	02-18-31	105,000	113,219
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	69,000	79,071
Health care 7.5%				1,836,838
Biotechnology 1.2%
AbbVie, Inc.	3.200	11-21-29	253,000	271,368
AbbVie, Inc.	4.250	11-21-49	23,000	26,489
Health care providers and services 5.5%
AmerisourceBergen Corp.	2.800	05-15-30	113,000	117,032
AmerisourceBergen Corp.	3.450	12-15-27	53,000	58,180
Cottage Health Obligated Group	3.304	11-01-49	62,000	64,679
CVS Health Corp.	2.700	08-21-40	60,000	55,973
CVS Health Corp.	3.750	04-01-30	117,000	129,609
CVS Health Corp.	4.300	03-25-28	85,000	97,400
CVS Health Corp.	5.050	03-25-48	138,000	170,330
Fresenius Medical Care US Finance III, Inc. (A)	2.375	02-16-31	225,000	216,433
Fresenius Medical Care US Finance III, Inc. (A)	3.750	06-15-29	160,000	171,096
HCA, Inc.	4.125	06-15-29	107,000	119,792
Universal Health Services, Inc. (A)	2.650	10-15-30	144,000	142,324
Pharmaceuticals 0.8%
Royalty Pharma PLC (A)	1.750	09-02-27	25,000	24,762
Viatris, Inc. (A)	2.700	06-22-30	55,000	54,848
Viatris, Inc. (A)	4.000	06-22-50	115,000	116,523
Industrials 9.9%				2,422,996
Aerospace and defense 3.7%
BAE Systems PLC (A)	1.900	02-15-31	200,000	189,503
DAE Funding LLC (A)	3.375	03-20-28	200,000	200,820
Huntington Ingalls Industries, Inc.	4.200	05-01-30	76,000	86,043
The Boeing Company	3.200	03-01-29	250,000	259,580
The Boeing Company	5.040	05-01-27	100,000	115,282
The Boeing Company	5.805	05-01-50	36,000	46,301
Airlines 3.1%
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	118,335	120,998
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	36,856	34,368
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	15

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	19,863	$18,572
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	30,268	30,268
British Airways 2020-1 Class A Pass Through Trust (A)	4.250	11-15-32	23,707	25,283
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	32,866	33,143
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	101,496	107,224
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	121,483	124,935
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	173,200	190,553
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	48,525	51,037
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	17,720	17,986
Building products 0.2%
Masco Corp.	2.000	10-01-30	40,000	38,486
Owens Corning	3.950	08-15-29	18,000	20,084
Industrial conglomerates 0.8%
General Electric Company	4.250	05-01-40	166,000	187,627
Professional services 0.2%
CoStar Group, Inc. (A)	2.800	07-15-30	56,000	55,780
Road and rail 0.1%
Canadian Pacific Railway Company	2.050	03-05-30	33,000	32,346
Trading companies and distributors 1.8%
AerCap Ireland Capital DAC	3.650	07-21-27	150,000	159,385
Air Lease Corp.	2.875	01-15-26	40,000	41,919
Air Lease Corp.	3.625	12-01-27	20,000	21,223
Ashtead Capital, Inc. (A)	4.250	11-01-29	200,000	214,250
Information technology 16.8%				4,113,007
Communications equipment 1.3%
Motorola Solutions, Inc.	2.300	11-15-30	65,000	62,889
Motorola Solutions, Inc.	2.750	05-24-31	117,000	116,749
Motorola Solutions, Inc.	4.600	02-23-28	117,000	134,075
IT services 0.5%
PayPal Holdings, Inc.	2.850	10-01-29	101,000	107,137
Visa, Inc.	2.700	04-15-40	25,000	24,875
Semiconductors and semiconductor equipment 9.4%
Broadcom, Inc. (A)	3.419	04-15-33	375,000	382,429
Broadcom, Inc.	4.750	04-15-29	441,000	504,403
Broadcom, Inc.	5.000	04-15-30	188,000	216,999
KLA Corp.	4.100	03-15-29	43,000	48,885
Lam Research Corp.	4.000	03-15-29	115,000	131,430
Lam Research Corp.	4.875	03-15-49	31,000	40,149
Marvell Technology, Inc. (A)	2.450	04-15-28	85,000	85,551
Marvell Technology, Inc. (A)	4.875	06-22-28	46,000	52,634
Micron Technology, Inc.	4.185	02-15-27	280,000	316,141
Micron Technology, Inc.	5.327	02-06-29	222,000	264,689
NVIDIA Corp.	2.850	04-01-30	53,000	56,422
NXP BV (A)	3.400	05-01-30	60,000	64,600
NXP BV (A)	3.875	06-18-26	124,000	137,802
Software 2.7%
Autodesk, Inc.	2.850	01-15-30	20,000	20,843
Microsoft Corp.	2.525	06-01-50	281,000	261,630
Oracle Corp.	2.950	04-01-30	132,000	137,431
VMware, Inc.	4.700	05-15-30	195,000	226,443
Technology hardware, storage and peripherals 2.9%
Apple, Inc.	2.650	02-08-51	210,000	196,156
Dell International LLC (A)	4.900	10-01-26	100,000	114,804
Dell International LLC (A)	5.300	10-01-29	253,000	299,544
16	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Dell International LLC (A)	8.350	07-15-46	69,000	$108,297
Materials 4.5%				1,108,290
Chemicals 1.4%
Ecolab, Inc.	4.800	03-24-30	15,000	18,084
International Flavors & Fragrances, Inc. (A)	1.832	10-15-27	20,000	19,882
International Flavors & Fragrances, Inc. (A)	2.300	11-01-30	39,000	38,285
Orbia Advance Corp. SAB de CV (A)	5.500	01-15-48	200,000	228,802
The Sherwin-Williams Company	2.300	05-15-30	49,000	49,131
Construction materials 0.2%
Vulcan Materials Company	3.500	06-01-30	51,000	55,764
Containers and packaging 1.7%
Berry Global, Inc. (A)	1.570	01-15-26	95,000	95,015
Colonial Enterprises, Inc. (A)	3.250	05-15-30	293,000	313,716
Metals and mining 1.0%
Anglo American Capital PLC (A)	4.750	04-10-27	200,000	230,534
Newmont Corp.	2.800	10-01-29	21,000	21,751
Paper and forest products 0.2%
Georgia-Pacific LLC (A)	2.300	04-30-30	37,000	37,326
Real estate 6.2%				1,509,861
Equity real estate investment trusts 6.2%
American Homes 4 Rent LP	4.250	02-15-28	37,000	41,155
American Tower Corp.	3.550	07-15-27	161,000	176,164
American Tower Corp.	3.800	08-15-29	26,000	28,623
Crown Castle International Corp.	2.250	01-15-31	93,000	89,888
Crown Castle International Corp.	3.300	07-01-30	55,000	58,381
Crown Castle International Corp.	3.650	09-01-27	73,000	80,141
Crown Castle International Corp.	3.800	02-15-28	51,000	56,233
CyrusOne LP	2.150	11-01-30	30,000	28,199
CyrusOne LP	3.450	11-15-29	55,000	57,504
Equinix, Inc.	1.550	03-15-28	69,000	67,138
Equinix, Inc.	2.500	05-15-31	221,000	220,114
Equinix, Inc.	3.200	11-18-29	106,000	112,007
GLP Capital LP	5.375	04-15-26	80,000	91,346
Host Hotels & Resorts LP	3.375	12-15-29	230,000	234,438
Host Hotels & Resorts LP	4.500	02-01-26	30,000	33,066
Prologis LP	2.250	04-15-30	135,000	135,464
Utilities 2.7%				648,664
Electric utilities 1.5%
Emera US Finance LP	3.550	06-15-26	19,000	20,763
NRG Energy, Inc. (A)	2.450	12-02-27	66,000	66,363
NRG Energy, Inc. (A)	4.450	06-15-29	60,000	65,497
Vistra Operations Company LLC (A)	3.700	01-30-27	143,000	150,342
Vistra Operations Company LLC (A)	4.300	07-15-29	46,000	48,795
Gas utilities 0.5%
Infraestructura Energetica Nova SAB de CV (A)	4.750	01-15-51	125,000	122,969
Multi-utilities 0.7%
Dominion Energy, Inc.	3.375	04-01-30	35,000	37,691

NiSource, Inc.	1.700	02-15-31	125,000	116,564

NiSource, Inc.	3.600	05-01-30	18,000	19,680
Municipal bonds 1.6%				$388,594
(Cost $393,238)
Foothill-Eastern Transportation Corridor Agency (California)	4.094	01-15-49	30,000	31,246
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	17

	Rate (%)	Maturity date	Par value^	Value

Maryland Health & Higher Educational Facilities Authority	3.197	07-01-50	125,000	$124,056
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	60,000	65,817
Ohio Turnpike & Infrastructure Commission	3.216	02-15-48	30,000	30,216
Regents of the University of California Medical Center Pooled Revenue	3.006	05-15-50	140,000	137,259

	Shares	Value
Common stocks 0.0%		$4,975
(Cost $5,199)
Utilities 0.0%		4,975
Multi-utilities 0.0%

Dominion Energy, Inc.	50	4,975
Preferred securities 0.0%		$3,267
(Cost $3,200)
Utilities 0.0%		3,267
Multi-utilities 0.0%
DTE Energy Company, 6.250%	64	3,267

Total investments (Cost $23,654,107) 97.6%	$23,849,568
Other assets and liabilities, net 2.4%	589,858
Total net assets 100.0%	$24,439,426

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,495,475 or 26.6% of the portfolio's net assets as of 5-31-21.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

As of 5-31-21
	Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 0.6%				$126,171
(Cost $121,626)
Argentina 0.6%				126,171
Republic of Argentina Bond (0.125% to 7-9-21, then 2.500% to 7-9-22, then 3.500% to 7-9-29, then 4.875% thereafter)	0.125	07-09-41	340,000	126,171

Corporate bonds 94.7%				$21,891,291
(Cost $21,540,567)
Communication services 19.0%				4,396,562
Diversified telecommunication services 5.2%
C&W Senior Financing DAC (A)	6.875	09-15-27	200,000	213,000
Cincinnati Bell, Inc. (A)	7.000	07-15-24	103,000	106,090
Connect Finco SARL (A)	6.750	10-01-26	90,000	93,038
GCI LLC (A)	4.750	10-15-28	55,000	56,100
Kenbourne Invest SA (A)	4.700	01-22-28	200,000	201,500
Radiate Holdco LLC (A)	6.500	09-15-28	92,000	94,530
Switch, Ltd. (A)	3.750	09-15-28	14,000	13,898
Telecom Argentina SA (A)	6.500	06-15-21	8,000	7,940
Telecom Argentina SA (A)	8.000	07-18-26	46,000	41,975
Telecom Italia Capital SA	7.200	07-18-36	106,000	131,341
Telesat Canada (A)	5.625	12-06-26	46,000	45,881
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25	200,000	204,250
18	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Entertainment 3.1%
Lions Gate Capital Holdings LLC (A)	5.500	04-15-29	100,000	$103,574
Live Nation Entertainment, Inc. (A)	4.750	10-15-27	113,000	115,404
Netflix, Inc.	4.875	04-15-28	221,000	254,238
Netflix, Inc. (A)	4.875	06-15-30	48,000	55,320
Netflix, Inc. (A)	5.375	11-15-29	20,000	23,649
Netflix, Inc.	5.875	11-15-28	125,000	151,250
Playtika Holding Corp. (A)	4.250	03-15-29	15,000	14,775
Interactive media and services 0.7%
ANGI Group LLC (A)	3.875	08-15-28	52,000	51,090
Match Group Holdings II LLC (A)	4.125	08-01-30	43,000	42,770
Twitter, Inc. (A)	3.875	12-15-27	50,000	52,750
Media 6.0%
Cable One, Inc. (A)	4.000	11-15-30	48,000	47,400
CCO Holdings LLC (A)	4.500	06-01-33	64,000	63,859
Charter Communications Operating LLC (B)	3.900	06-01-52	84,000	80,528
Clear Channel Outdoor Holdings, Inc. (A)	7.750	04-15-28	20,000	20,489
CSC Holdings LLC	5.875	09-15-22	61,000	63,898
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30	200,000	203,400
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27	200,000	214,780
MDC Partners, Inc. (A)	7.500	05-01-24	120,000	122,100
Meredith Corp.	6.875	02-01-26	63,000	65,802
News Corp. (A)	3.875	05-15-29	55,000	55,481
Sirius XM Radio, Inc. (A)	5.000	08-01-27	87,000	90,915
Townsquare Media, Inc. (A)	6.875	02-01-26	40,000	42,250
Univision Communications, Inc. (A)	4.500	05-01-29	200,000	202,404
WMG Acquisition Corp. (A)	3.000	02-15-31	125,000	117,969
Wireless telecommunication services 4.0%
Oztel Holdings SPC, Ltd. (A)	6.625	04-24-28	200,000	223,493
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (C)	6.875	07-19-27	200,000	210,850
Sprint Corp.	7.875	09-15-23	82,000	92,915
T-Mobile USA, Inc.	2.875	02-15-31	112,000	108,006
T-Mobile USA, Inc.	3.375	04-15-29	125,000	127,201
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	140,000	168,459
Consumer discretionary 14.0%				3,241,052
Auto components 0.3%
Dealer Tire LLC (A)	8.000	02-01-28	39,000	41,194
LCM Investments Holdings II LLC (A)	4.875	05-01-29	21,000	21,566
Automobiles 3.7%
Ford Motor Credit Company LLC	4.000	11-13-30	200,000	203,988
Ford Motor Credit Company LLC	4.125	08-17-27	200,000	209,000
Ford Motor Credit Company LLC	4.134	08-04-25	200,000	211,979
Ford Motor Credit Company LLC	5.113	05-03-29	200,000	219,294
Diversified consumer services 1.4%
Laureate Education, Inc. (A)	8.250	05-01-25	17,000	17,700
Service Corp. International	3.375	08-15-30	28,000	27,193
Service Corp. International	4.000	05-15-31	88,000	89,602
Sotheby's (A)	7.375	10-15-27	75,000	80,250
StoneMor, Inc. (A)	8.500	05-15-29	120,000	118,411
Hotels, restaurants and leisure 5.9%
Affinity Gaming (A)	6.875	12-15-27	35,000	37,177
Bally's Corp. (A)	6.750	06-01-27	123,000	130,802
Caesars Resort Collection LLC (A)	5.750	07-01-25	25,000	26,219
CCM Merger, Inc. (A)	6.375	05-01-26	26,000	27,378
Dave & Buster's, Inc. (A)	7.625	11-01-25	10,000	10,650
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Hilton Domestic Operating Company, Inc. (A)	3.625	02-15-32	55,000	$53,822
Hilton Domestic Operating Company, Inc. (A)	4.000	05-01-31	70,000	70,594
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	83,000	88,320
Hilton Domestic Operating Company, Inc. (A)	5.750	05-01-28	15,000	16,144
International Game Technology PLC (A)	6.500	02-15-25	75,000	83,090
Jacobs Entertainment, Inc. (A)	7.875	02-01-24	64,000	66,800
Life Time, Inc. (A)	8.000	04-15-26	45,000	47,475
MGM Resorts International	4.750	10-15-28	125,000	131,875
Midwest Gaming Borrower LLC (A)	4.875	05-01-29	72,000	72,119
Mohegan Gaming & Entertainment (A)	8.000	02-01-26	83,000	84,868
New Red Finance, Inc. (A)	4.000	10-15-30	171,000	165,656
Travel + Leisure Company (A)	4.625	03-01-30	33,000	33,990
Travel + Leisure Company	6.600	10-01-25	29,000	32,661
Wyndham Hotels & Resorts, Inc. (A)	4.375	08-15-28	40,000	40,900
Yum! Brands, Inc.	3.625	03-15-31	50,000	49,375
Yum! Brands, Inc. (A)	4.750	01-15-30	92,000	98,396
Household durables 1.2%
Brookfield Residential Properties, Inc. (A)	5.000	06-15-29	56,000	56,140
Century Communities, Inc.	6.750	06-01-27	57,000	61,332
Empire Communities Corp. (A)	7.000	12-15-25	10,000	10,563
KB Home (B)	4.000	06-15-31	91,000	91,000
MDC Holdings, Inc.	2.500	01-15-31	50,000	48,532
Toll Brothers Finance Corp.	3.800	11-01-29	20,000	21,300
Internet and direct marketing retail 0.6%
QVC, Inc.	4.375	03-15-23	75,000	78,716
QVC, Inc.	5.450	08-15-34	60,000	60,900
Multiline retail 0.2%
Macy's Retail Holdings LLC (A)	5.875	04-01-29	17,000	18,108
Macy's, Inc. (A)	8.375	06-15-25	20,000	22,100
Specialty retail 0.4%
Asbury Automotive Group, Inc.	4.750	03-01-30	50,000	52,250
Group 1 Automotive, Inc. (A)	4.000	08-15-28	10,000	10,063
Ken Garff Automotive LLC (A)	4.875	09-15-28	30,000	29,850
Specialty Building Products Holdings LLC (A)	6.375	09-30-26	7,000	7,280
Textiles, apparel and luxury goods 0.3%
Hanesbrands, Inc. (A)	5.375	05-15-25	48,000	50,644
Levi Strauss & Company (A)	3.500	03-01-31	14,000	13,786
Consumer staples 6.6%				1,533,849
Food and staples retailing 1.9%
Advantage Sales & Marketing, Inc. (A)	6.500	11-15-28	180,000	190,800
Albertsons Companies, Inc. (A)	3.250	03-15-26	25,000	25,156
Albertsons Companies, Inc. (A)	3.500	03-15-29	101,000	96,859
Albertsons Companies, Inc. (A)	4.875	02-15-30	47,000	48,983
U.S. Foods, Inc. (A)	4.750	02-15-29	79,000	78,803
Food products 3.1%
BRF SA (A)	5.750	09-21-50	200,000	199,476
Kraft Heinz Foods Company	4.375	06-01-46	125,000	134,043
Kraft Heinz Foods Company	4.875	10-01-49	17,000	19,495
Kraft Heinz Foods Company	5.000	06-04-42	25,000	29,044
Kraft Heinz Foods Company	5.500	06-01-50	35,000	43,477
NBM US Holdings, Inc. (A)	6.625	08-06-29	200,000	224,250
Post Holdings, Inc. (A)	5.500	12-15-29	65,000	69,425
Simmons Foods, Inc. (A)	4.625	03-01-29	10,000	10,125
20	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products 0.7%
Edgewell Personal Care Company (A)	4.125	04-01-29	80,000	$80,100
Edgewell Personal Care Company (A)	5.500	06-01-28	77,000	81,813
Personal products 0.9%
Oriflame Investment Holding PLC (A)	5.125	05-04-26	200,000	202,000
Energy 8.4%				1,949,524
Energy equipment and services 0.8%
CSI Compressco LP (A)	7.500	04-01-25	88,000	88,440
CSI Compressco LP (A)	7.500	04-01-25	27,000	27,135
CSI Compressco LP (10.000% Cash or 7.250% Cash and 2.750% PIK) (A)	10.000	04-01-26	88,431	80,472
Oil, gas and consumable fuels 7.6%
Altera Infrastructure LP (A)	8.500	07-15-23	72,000	65,444
Antero Midstream Partners LP (A)	5.375	06-15-29	80,000	80,996
Antero Resources Corp.	5.000	03-01-25	67,000	68,615
Cheniere Energy Partners LP (A)	4.000	03-01-31	157,000	162,055
Cheniere Energy Partners LP	4.500	10-01-29	140,000	148,050
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43	41,000	37,515
Energean Israel Finance, Ltd. (A)	5.375	03-30-28	25,000	25,901
Energean Israel Finance, Ltd. (A)	5.875	03-30-31	45,000	46,600
EQT Corp. (A)	3.125	05-15-26	41,000	41,809
EQT Corp. (A)	3.625	05-15-31	19,000	19,569
Leviathan Bond, Ltd. (A)	6.500	06-30-27	108,000	120,000
Leviathan Bond, Ltd. (A)	6.750	06-30-30	16,000	17,974
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (C)	6.875	02-15-23	239,000	240,793
New Fortress Energy, Inc. (A)	6.500	09-30-26	110,000	110,688
Occidental Petroleum Corp.	2.900	08-15-24	48,000	47,880
Occidental Petroleum Corp.	3.500	08-15-29	46,000	43,125
Parkland Corp. (A)	4.500	10-01-29	53,000	53,795
Petrobras Global Finance BV	5.093	01-15-30	119,000	127,449
Petrobras Global Finance BV	6.900	03-19-49	38,000	44,308
Sunoco LP (A)	4.500	05-15-29	20,000	19,871
Targa Resources Partners LP (A)	4.000	01-15-32	233,000	231,040
Financials 8.0%				1,845,174
Banks 5.3%
Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (C)	4.700	01-30-25	250,000	256,862
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (C)	6.250	08-15-26	134,000	155,608
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (C)	5.100	06-30-23	67,000	68,340
Freedom Mortgage Corp. (A)	8.125	11-15-24	71,000	72,828
Freedom Mortgage Corp. (A)	8.250	04-15-25	30,000	31,200
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (C)	6.500	04-16-25	200,000	222,380
NatWest Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (C)	8.625	08-15-21	200,000	202,064
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (A)(C)	5.375	11-18-30	200,000	208,750
Capital markets 0.5%
MSCI, Inc. (A)	3.625	11-01-31	107,000	107,866
Consumer finance 1.1%
Enova International, Inc. (A)	8.500	09-01-24	1,000	1,023
Enova International, Inc. (A)	8.500	09-15-25	119,000	123,463
OneMain Finance Corp.	6.875	03-15-25	81,000	91,530
OneMain Finance Corp.	8.875	06-01-25	40,000	44,050
Diversified financial services 0.2%
Brightstar Escrow Corp. (A)	9.750	10-15-25	54,000	58,590
Thrifts and mortgage finance 0.9%
Nationstar Mortgage Holdings, Inc. (A)	5.125	12-15-30	40,000	38,600
Nationstar Mortgage Holdings, Inc. (A)	5.500	08-15-28	97,000	96,030
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Nationstar Mortgage Holdings, Inc. (A)	6.000	01-15-27	20,000	$20,625
Radian Group, Inc.	4.500	10-01-24	43,000	45,365
Health care 6.8%				1,576,998
Health care equipment and supplies 0.3%
Varex Imaging Corp. (A)	7.875	10-15-27	58,000	65,540
Health care providers and services 4.4%
Centene Corp.	2.500	03-01-31	105,000	100,590
Centene Corp.	3.000	10-15-30	149,000	149,000
Centene Corp.	3.375	02-15-30	30,000	30,300
Centene Corp.	4.250	12-15-27	25,000	26,250
Centene Corp.	4.625	12-15-29	35,000	37,780
Centene Corp. (A)	5.375	06-01-26	77,000	80,211
DaVita, Inc. (A)	3.750	02-15-31	98,000	93,958
DaVita, Inc. (A)	4.625	06-01-30	100,000	101,989
Encompass Health Corp.	4.500	02-01-28	29,000	29,943
Encompass Health Corp.	4.625	04-01-31	29,000	30,760
MEDNAX, Inc. (A)	6.250	01-15-27	72,000	76,217
Rede D'or Finance Sarl (A)	4.500	01-22-30	200,000	202,102
Select Medical Corp. (A)	6.250	08-15-26	56,000	59,045
Life sciences tools and services 0.0%
Charles River Laboratories International, Inc. (A)	4.250	05-01-28	15,000	15,394
Pharmaceuticals 2.1%
Bausch Health Companies, Inc. (A)	5.250	01-30-30	36,000	33,165
Bausch Health Companies, Inc. (A)	6.125	04-15-25	85,000	86,933
Bausch Health Companies, Inc. (A)	6.250	02-15-29	120,000	117,300
Catalent Pharma Solutions, Inc. (A)	3.125	02-15-29	15,000	14,435
Catalent Pharma Solutions, Inc. (A)	5.000	07-15-27	20,000	20,860
Organon Finance 1 LLC (A)	5.125	04-30-31	200,000	205,226
Industrials 14.3%				3,301,408
Aerospace and defense 1.6%
Howmet Aerospace, Inc.	5.125	10-01-24	98,000	107,192
Kratos Defense & Security Solutions, Inc. (A)	6.500	11-30-25	61,000	63,669
TransDigm, Inc.	5.500	11-15-27	190,000	198,075
Air freight and logistics 0.2%
Watco Companies LLC (A)	6.500	06-15-27	21,000	22,208
XPO Logistics, Inc. (A)	6.250	05-01-25	10,000	10,693
Airlines 3.6%
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	165,588	161,448
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	82,489	81,046
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	87,965	82,247
Delta Air Lines, Inc.	2.900	10-28-24	175,000	177,431
Delta Air Lines, Inc.	3.800	04-19-23	75,000	77,604
Delta Air Lines, Inc.	4.375	04-19-28	160,000	168,261
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	55,729	54,754
United Airlines, Inc. (A)	4.375	04-15-26	9,000	9,326
United Airlines, Inc. (A)	4.625	04-15-29	22,000	22,729
Building products 0.2%
Builders FirstSource, Inc. (A)	5.000	03-01-30	35,000	36,448
Builders FirstSource, Inc. (A)	6.750	06-01-27	10,000	10,700
Commercial services and supplies 2.8%
APX Group, Inc.	7.625	09-01-23	75,000	77,250
Cimpress PLC (A)	7.000	06-15-26	150,000	157,313
Clean Harbors, Inc. (A)	4.875	07-15-27	91,000	95,664
22	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
GFL Environmental, Inc. (A)	3.500	09-01-28	75,000	$73,004
Graphic Packaging International LLC (A)	3.500	03-01-29	95,000	91,913
Legends Hospitality Holding Company LLC (A)	5.000	02-01-26	15,000	15,525
LSC Communications, Inc. (A)(D)	8.750	10-15-23	80,000	2,400
Prime Security Services Borrower LLC (A)	3.375	08-31-27	12,000	11,517
Prime Security Services Borrower LLC (A)	6.250	01-15-28	94,000	97,243
Stericycle, Inc. (A)	3.875	01-15-29	15,000	14,963
Williams Scotsman International, Inc. (A)	4.625	08-15-28	14,000	14,373
Construction and engineering 1.2%
AECOM	5.125	03-15-27	121,000	133,856
MasTec, Inc. (A)	4.500	08-15-28	61,000	63,669
Picasso Finance Sub, Inc. (A)	6.125	06-15-25	5,000	5,275
Tutor Perini Corp. (A)	6.875	05-01-25	68,000	70,395
Electrical equipment 0.1%
Atkore, Inc. (A)	4.250	06-01-31	33,000	32,726
Machinery 1.3%
ATS Automation Tooling Systems, Inc. (A)	4.125	12-15-28	10,000	10,041
Hillenbrand, Inc.	3.750	03-01-31	69,000	68,310
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	22,000	23,238
Vertical U.S. Newco, Inc. (A)	5.250	07-15-27	200,000	208,000
Professional services 0.6%
IHS Markit, Ltd.	4.750	08-01-28	70,000	81,550
TriNet Group, Inc. (A)	3.500	03-01-29	50,000	48,625
Road and rail 0.9%
Uber Technologies, Inc. (A)	7.500	05-15-25	120,000	129,540
Uber Technologies, Inc. (A)	7.500	09-15-27	79,000	86,505
Trading companies and distributors 1.8%
Ahern Rentals, Inc. (A)	7.375	05-15-23	51,000	46,155
Alta Equipment Group, Inc. (A)	5.625	04-15-26	15,000	15,413
Beacon Roofing Supply, Inc. (A)	4.125	05-15-29	60,000	59,175
Boise Cascade Company (A)	4.875	07-01-30	10,000	10,575
H&E Equipment Services, Inc. (A)	3.875	12-15-28	65,000	62,867
United Rentals North America, Inc.	3.875	11-15-27	45,000	47,304
United Rentals North America, Inc.	3.875	02-15-31	31,000	31,155
United Rentals North America, Inc.	4.875	01-15-28	125,000	132,038
Information technology 2.5%				570,071
IT services 0.8%
Gartner, Inc. (A)	3.750	10-01-30	14,000	14,053
Gartner, Inc. (A)	4.500	07-01-28	15,000	15,788
Sabre GLBL, Inc. (A)	7.375	09-01-25	48,000	51,720
Square, Inc. (A)	2.750	06-01-26	34,000	34,275
Square, Inc. (A)	3.500	06-01-31	46,000	45,997
Tempo Acquisition LLC (A)	6.750	06-01-25	20,000	20,362
Semiconductors and semiconductor equipment 0.2%
Qorvo, Inc. (A)	3.375	04-01-31	38,000	38,741
Software 0.4%
Crowdstrike Holdings, Inc.	3.000	02-15-29	11,000	10,794
j2 Global, Inc. (A)	4.625	10-15-30	66,000	67,485
PTC, Inc. (A)	4.000	02-15-28	11,000	11,246
Technology hardware, storage and peripherals 1.1%
Atento Luxco 1 SA (A)	8.000	02-10-26	55,000	59,815
CDW LLC	3.250	02-15-29	30,000	30,465
Xerox Holdings Corp. (A)	5.500	08-15-28	164,000	169,330
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	23

	Rate (%)	Maturity date	Par value^	Value
Materials 10.9%				$2,520,477
Chemicals 4.3%
Braskem Netherlands Finance BV (8.500% to 10-24-25, then 5 Year CMT + 8.220%) (A)	8.500	01-23-81	200,000	232,252
Cydsa SAB de CV (A)	6.250	10-04-27	200,000	210,360
Methanex Corp.	4.250	12-01-24	45,000	47,138
Sasol Financing USA LLC	5.500	03-18-31	200,000	209,040
Trinseo Materials Operating SCA (A)	5.125	04-01-29	54,000	55,285
Tronox, Inc. (A)	4.625	03-15-29	100,000	102,430
Valvoline, Inc. (A)	3.625	06-15-31	115,000	111,778
WR Grace & Company (A)	4.875	06-15-27	35,000	36,838
Construction materials 1.2%
Cemex SAB de CV (A)	7.375	06-05-27	200,000	225,202
Standard Industries, Inc. (A)	3.375	01-15-31	28,000	26,560
Standard Industries, Inc. (A)	5.000	02-15-27	12,000	12,422
U.S. Concrete, Inc. (A)	5.125	03-01-29	27,000	27,608
Containers and packaging 1.7%
Ardagh Packaging Finance PLC (A)	6.000	02-15-25	200,000	206,040
Graham Packaging Company, Inc. (A)	7.125	08-15-28	5,000	5,335
Owens-Brockway Glass Container, Inc. (A)	6.625	05-13-27	53,000	57,571
Reynolds Group Issuer, Inc. (A)	4.000	10-15-27	95,000	93,338
Trident TPI Holdings, Inc. (A)	6.625	11-01-25	22,000	22,440
Metals and mining 3.5%
Arconic Corp. (A)	6.000	05-15-25	15,000	16,017
Arconic Corp. (A)	6.125	02-15-28	91,000	96,858
Commercial Metals Company	5.375	07-15-27	27,000	28,485
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	200,000	218,250
FMG Resources August 2006 Pty, Ltd. (A)	4.375	04-01-31	75,000	78,360
Freeport-McMoRan, Inc.	4.625	08-01-30	110,000	120,725
Freeport-McMoRan, Inc.	5.450	03-15-43	56,000	67,620
Hudbay Minerals, Inc. (A)	4.500	04-01-26	16,000	15,878
JW Aluminum Continuous Cast Company (A)	10.250	06-01-26	15,000	15,750
Novelis Corp. (A)	4.750	01-30-30	122,000	128,100
Volcan Cia Minera SAA (A)	4.375	02-11-26	15,000	14,640
Paper and forest products 0.2%
Norbord, Inc. (A)	6.250	04-15-23	35,000	38,157
Real estate 2.4%				546,154
Equity real estate investment trusts 2.4%
Iron Mountain, Inc. (A)	4.875	09-15-29	88,000	90,200
Iron Mountain, Inc. (A)	5.250	07-15-30	66,000	68,914
MGM Growth Properties Operating Partnership LP (A)	3.875	02-15-29	68,000	68,788
RHP Hotel Properties LP (A)	4.500	02-15-29	81,000	80,595
SBA Communications Corp.	3.875	02-15-27	67,000	68,508
Uniti Group LP (A)	6.500	02-15-29	30,000	29,700
VICI Properties LP (A)	4.125	08-15-30	40,000	40,616
VICI Properties LP (A)	4.625	12-01-29	95,000	98,833
Utilities 1.8%				410,022
Electric utilities 0.5%
FirstEnergy Corp.	2.650	03-01-30	65,000	63,050
NRG Energy, Inc. (A)	3.375	02-15-29	14,000	13,503
NRG Energy, Inc. (A)	3.625	02-15-31	35,000	33,556
Gas utilities 0.6%
AmeriGas Partners LP	5.500	05-20-25	60,000	65,925
Suburban Propane Partners LP (A)	5.000	06-01-31	65,000	65,680
Independent power and renewable electricity producers 0.7%
DPL, Inc.	4.125	07-01-25	60,000	64,125
24	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
NextEra Energy Operating Partners LP (A)	3.875	10-15-26	60,000	$62,854

NextEra Energy Operating Partners LP (A)	4.500	09-15-27	38,000	41,329
Term loans (E) 0.5%				$109,450
(Cost $109,588)
Industrials 0.5%				109,450
Professional services 0.5%
CoreLogic, Inc., Term Loan (F)	TBD	04-13-28	110,000	109,450

	Shares	Value
Preferred securities 0.6%		$144,628
(Cost $116,195)
Communication services 0.2%		48,813
Wireless telecommunication services 0.2%
Telephone & Data Systems, Inc., 6.625%	1,775	48,813
Information technology 0.4%		95,815
Semiconductors and semiconductor equipment 0.4%
Broadcom, Inc., 8.000%	63	95,815

Total investments (Cost $21,887,976) 96.4%	$22,271,540
Other assets and liabilities, net 3.6%	841,553
Total net assets 100.0%	$23,113,093

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $13,866,989 or 60.0% of the portfolio's net assets as of 5-31-21.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Non-income producing - Issuer is in default.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
MANAGED ACCOUNT SHARES SECURITIZED DEBT PORTFOLIO

As of 5-31-21
	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 29.2%				$7,174,908
(Cost $7,168,747)
Commercial and residential 23.8%				5,852,093
Angel Oak Mortgage Trust
Series 2020-R1, Class A1 (A)(B)	0.990	04-25-53	82,593	82,702
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A (A)	3.218	04-14-33	100,000	107,056
Series 2015-200P, Class C (A)(B)	3.596	04-14-33	115,000	122,683
BBCMS Trust
Series 2015-SRCH, Class D (A)(B)	4.957	08-10-35	100,000	111,736
Benchmark Mortgage Trust
Series 2018-B1, Class A2	3.571	01-15-51	115,000	119,048
Series 2019-B12, Class A2	3.001	08-15-52	100,000	105,291
Bunker Hill Loan Depositary Trust
Series 2019-2, Class A1 (A)	2.879	07-25-49	48,833	49,851
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (A)(C)	1.427	03-15-37	215,000	$215,341
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (A)(C)	1.036	10-15-37	134,000	134,334
BX Trust
Series 2021-MFM1, Class D (1 month LIBOR + 1.500%) (A)(C)	1.606	01-15-34	20,000	20,000
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (A)(C)	1.856	12-15-37	115,000	115,102
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class A (A)	3.341	05-10-36	115,000	121,946
Series 2019-SMRT, Class A (A)	4.149	01-10-36	150,000	161,674
Series 2020-GC46, Class A2	2.708	02-15-53	185,000	193,584
COLT Mortgage Loan Trust
Series 2020-1, Class A1 (A)(B)	2.488	02-25-50	44,309	44,649
Series 2020-2, Class A1 (A)(B)	1.853	03-25-65	70,583	71,120
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2020-CX, Class D (A)(B)	2.683	11-10-46	100,000	98,247
Credit Suisse Mortgage Capital Certificates
Series 2019-AFC1, Class A1 (A)	2.573	07-25-49	52,697	53,563
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (A)(C)	1.706	05-15-36	125,000	125,201
Series 2020-AFC1, Class A1 (A)(B)	2.240	02-25-50	62,734	63,680
Series 2021-AFC1, Class A1 (A)(B)	0.830	03-25-56	383,685	383,514
Series 2021-NQM2, Class A1 (A)(B)	1.179	02-25-66	113,165	113,400
Series 2021-RPL2, Class A1A (A)(B)	1.115	01-25-60	166,435	165,081
DBJPM Mortgage Trust
Series 2020-C9, Class A2	1.900	09-15-53	95,000	97,569
Ellington Financial Mortgage Trust
Series 2019-2, Class A1 (A)(B)	2.739	11-25-59	107,969	110,081
Series 2020-2, Class A1 (A)(B)	1.178	10-25-65	70,981	71,067
Series 2021-1, Class A1 (A)(B)	0.797	02-25-66	89,025	89,061
Flagstar Mortgage Trust
Series 2021-1, Class A2 (A)(B)	2.500	02-01-51	144,929	147,324
GCAT Trust
Series 2019-NQM1, Class A1 (A)	2.985	02-25-59	44,875	45,094
Series 2021-NQM2, Class A1 (A)(B)	1.036	05-25-66	100,000	99,998
GS Mortgage Securities Trust
Series 2013-GC12, Class A3	2.860	06-10-46	80,000	82,381
Series 2015-590M, Class C (A)(B)	3.805	10-10-35	115,000	119,876
GS Mortgage-Backed Securities Trust
Series 2021-NQM1, Class A1 (A)(B)	1.017	07-25-61	141,768	141,914
Irvine Core Office Trust
Series 2013-IRV, Class A2 (A)(B)	3.174	05-15-48	115,000	120,469
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (A)(C)	1.156	05-15-36	200,000	200,120
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%) (A)(C)	0.806	03-15-38	220,000	220,138
Series 2021-BMR, Class D (1 month LIBOR + 1.400%) (A)(C)	1.506	03-15-38	100,000	100,313
MFA Trust
Series 2020-NQM1, Class A1 (A)(B)	1.479	03-25-65	133,649	134,847
Series 2020-NQM3, Class A1 (A)(B)	1.014	01-26-65	89,382	89,566
Series 2021-NQM1, Class A1 (A)(B)	1.153	04-25-65	100,737	100,750
Morgan Stanley Capital I Trust
Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (A)(C)	1.506	11-15-34	215,000	215,065
NMLT Trust
Series 2021-INV1, Class A1 (A)(B)	1.185	06-25-26	200,000	200,000
Seasoned Credit Risk Transfer Trust
Series 2020-2, Class MA	2.000	11-25-59	164,272	168,632
Starwood Mortgage Residential Trust
Series 2020-3, Class A1 (A)(B)	1.486	04-25-65	69,760	70,517
Series 2021-2, Class A1 (A)(B)	0.943	05-25-65	146,798	146,902
Verus Securitization Trust
Series 2021-1, Class A1 (A)(B)	0.815	01-25-66	89,762	89,584
Visio Trust
Series 2020-1R, Class A1 (A)	1.312	11-25-55	211,136	212,022
26	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 5.4%				$1,322,815
Federal Home Loan Mortgage Corp.
Series K048, Class X1 IO	0.236	06-25-25	10,381,371	92,965
Government National Mortgage Association
Series 2020-108, Class IO	0.933	06-16-62	3,210,967	255,141
Series 2020-114, Class IO	0.926	09-16-62	1,085,280	88,220
Series 2020-118, Class IO	1.047	06-16-62	960,443	81,434
Series 2020-120, Class IO	0.853	05-16-62	1,118,981	88,703
Series 2020-137, Class IO	0.844	09-16-62	4,685,868	361,110
Series 2020-150, Class IO	0.984	12-16-62	1,300,399	110,038
Series 2020-170, Class IO	0.886	11-16-62	631,784	52,464
Series 2020-92, Class IO	1.016	02-16-62	963,291	81,047
Series 2021-10, Class IO	1.000	05-16-63	508,616	45,342

Series 2021-11, Class IO	1.022	12-16-62	727,772	66,351
Asset backed securities 69.9%				$17,133,232
(Cost $17,027,865)
Asset backed securities 69.9%				17,133,232
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class C	1.590	10-20-25	72,000	73,395
AMSR Trust
Series 2020-SFR1, Class A (A)	1.819	04-17-37	99,904	101,673
Series 2020-SFR2, Class A (A)	1.632	07-17-37	350,000	353,202
Series 2020-SFR4, Class A (A)	1.355	11-17-37	115,000	114,655
Applebee's Funding LLC
Series 2019-1A, Class A2I (A)	4.194	06-07-49	114,425	117,727
Arby's Funding LLC
Series 2020-1A, Class A2 (A)	3.237	07-30-50	82,378	85,459
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A (A)	3.450	03-20-23	100,000	101,904
Series 2019-3A, Class A (A)	2.360	03-20-26	344,000	361,614
Series 2020-1A, Class A (A)	2.330	08-20-26	100,000	105,036
BA Credit Card Trust
Series 2021-A1, Class A1	0.440	09-15-26	265,000	265,036
Bojangles Issuer LLC
Series 2020-1A, Class A2 (A)	3.832	10-20-50	69,000	72,533
CarMax Auto Owner Trust
Series 2019-3, Class A4	2.300	04-15-25	100,000	104,007
Series 2020-3, Class A3	0.620	03-17-25	100,000	100,550
Series 2020-3, Class A4	0.770	03-16-26	200,000	201,660
CARS-DB4 LP
Series 2020-1A, Class A1 (A)	2.690	02-15-50	92,107	95,660
Series 2020-1A, Class B1 (A)	4.170	02-15-50	100,000	103,401
Carvana Auto Receivables Trust
Series 2020-P1, Class A4	0.610	10-08-26	76,000	75,837
CLI Funding VI LLC
Series 2020-1A, Class A (A)	2.080	09-18-45	184,667	186,570
CLI Funding VIII LLC
Series 2021-1A, Class A (A)	1.640	02-18-46	125,803	124,445
CoreVest American Finance Trust
Series 2019-3, Class A (A)	2.705	10-15-52	84,814	88,637
Series 2020-3, Class A (A)	1.358	08-15-53	205,067	203,795
Series 2021-1, Class A (A)	1.569	04-15-53	300,609	301,469
DataBank Issuer
Series 2021-1A, Class A2 (A)	2.060	02-27-51	190,000	192,028
DB Master Finance LLC
Series 2017-1A, Class A2II (A)	4.030	11-20-47	198,338	211,684
Series 2019-1A, Class A2I (A)	3.787	05-20-49	196,500	199,660
Domino's Pizza Master Issuer LLC
Series 2017-1A, Class A23 (A)	4.118	07-25-47	179,955	194,292
Series 2021-1A, Class A2I (A)	2.662	04-25-51	95,000	96,668
DRB Prime Student Loan Trust
Series 2015-D, Class A2 (A)	3.200	01-25-40	49,872	49,967
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Driven Brands Funding LLC
Series 2018-1A, Class A2 (A)	4.739	04-20-48	49,470	$52,702
Series 2020-2A, Class A2 (A)	3.237	01-20-51	129,675	134,687
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class A (A)	2.610	01-25-34	57,669	59,603
Exeter Automobile Receivables Trust
Series 2020-1A, Class C (A)	2.490	01-15-25	100,000	101,900
Series 2021-1A, Class C	0.740	01-15-26	95,000	95,030
FirstKey Homes Trust
Series 2020-SFR1, Class A (A)	1.339	09-17-25	149,826	150,332
Series 2020-SFR2, Class A (A)	1.266	10-19-37	320,292	320,038
Five Guys Funding LLC
Series 2017-1A, Class A2 (A)	4.600	07-25-47	114,138	119,421
Ford Credit Auto Owner Trust
Series 2018-1, Class A (A)	3.190	07-15-31	472,000	512,816
Series 2018-2, Class A (A)	3.470	01-15-30	100,000	106,610
Series 2020-1, Class A (A)	2.040	08-15-31	100,000	104,489
Series 2021-1, Class A (A)	1.370	10-17-33	129,000	130,569
Ford Credit Floorplan Master Owner Trust
Series 2019-2, Class A	3.060	04-15-26	189,000	202,750
Series 2020-2, Class A	1.060	09-15-27	150,000	150,609
GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A4	1.740	08-18-25	78,000	80,500
GM Financial Leasing Trust
Series 2021-2, Class A4	0.410	05-20-25	43,000	43,027
GMF Floorplan Owner Revolving Trust
Series 2019-2, Class A (A)	2.900	04-15-26	200,000	213,576
Series 2020-1, Class A (A)	0.680	08-15-25	106,000	106,626
Golden Credit Card Trust
Series 2018-4A, Class A (A)	3.440	08-15-25	215,000	229,640
Hilton Grand Vacations Trust
Series 2018-AA, Class A (A)	3.540	02-25-32	60,423	63,725
Home Partners of America Trust
Series 2019-1, Class A (A)	2.908	09-17-39	90,688	92,948
Honda Auto Receivables Owner Trust
Series 2021-2, Class A4	0.550	08-16-27	82,000	82,018
Hyundai Auto Receivables Trust
Series 2020-B, Class A4	0.620	12-15-25	75,000	75,431
Jack in the Box Funding LLC
Series 2019-1A, Class A2I (A)	3.982	08-25-49	218,350	223,992
John Deere Owner Trust
Series 2020-A, Class A4	1.210	11-16-26	85,000	86,302
Series 2020-B, Class A4	0.720	06-15-27	125,000	126,088
Monroe Capital Funding, Ltd.
Series 2021-1A, Class A2 (A)	2.815	04-22-31	152,000	151,878
MVW LLC
Series 2020-1A, Class A (A)	1.740	10-20-37	317,104	324,106
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	35,397	36,759
Navient Private Education Refi Loan Trust
Series 2020-BA, Class A2 (A)	2.120	01-15-69	100,000	101,554
Series 2020-GA, Class A (A)	1.170	09-16-69	100,195	100,787
Series 2020-HA, Class A (A)	1.310	01-15-69	251,975	254,149
Series 2021-A, Class A (A)	0.840	05-15-69	225,552	225,740
Navient Student Loan Trust
Series 2020-2A, Class A1A (A)	1.320	08-26-69	94,845	94,228
Neighborly Issuer LLC
Series 2021-1A, Class A2 (A)	3.584	04-30-51	199,000	203,706
Nissan Auto Receivables Owner Trust
Series 2020-A, Class A3	1.380	12-16-24	86,000	87,287
Series 2020-B, Class A4	0.710	02-16-27	16,000	16,146
Oxford Finance Funding LLC
Series 2019-1A, Class A2 (A)	4.459	02-15-27	154,030	159,265
Series 2020-1A, Class A2 (A)	3.101	02-15-28	64,000	66,049
28	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
PFS Financing Corp.
Series 2018-F, Class A (A)	3.520	10-15-23	100,000	$101,220
Series 2019-C, Class A (A)	2.230	10-15-24	100,000	102,478
Series 2020-E, Class A (A)	1.000	10-15-25	272,000	275,027
Progress Residential Trust
Series 2019-SFR3, Class A (A)	2.271	09-17-36	99,604	101,350
Series 2020-SFR1, Class A (A)	1.732	04-17-37	100,000	101,445
Series 2020-SFR2, Class A (A)	2.078	06-17-37	100,000	102,310
Series 2021-SFR1, Class A (A)	1.052	04-17-38	100,000	98,590
Series 2021-SFR2, Class A (A)	1.546	04-19-38	125,000	125,285
Series 2021-SFR4, Class A (A)	1.558	05-17-38	300,000	300,318
Santander Revolving Auto Loan Trust
Series 2019-A, Class A (A)	2.510	01-26-32	155,000	163,842
SCF Equipment Leasing LLC
Series 2019-1A, Class A2 (A)	3.230	10-20-24	37,856	37,951
Series 2019-2A, Class C (A)	3.110	06-21-27	130,000	136,664
Series 2020-1A, Class A3 (A)	1.190	10-20-27	100,000	100,717
Series 2021-1A, Class B (A)	1.370	08-20-29	200,000	199,117
ServiceMaster Funding LLC
Series 2020-1, Class A2II (A)	3.337	01-30-51	99,750	104,192
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class A (A)	0.990	11-20-37	127,690	127,885
SMB Private Education Loan Trust
Series 2016-A, Class A2A (A)	2.700	05-15-31	95,543	98,193
Series 2019-B, Class A2A (A)	2.840	06-15-37	120,929	126,675
Series 2020-PTA, Class A2A (A)	1.600	09-15-54	150,000	152,033
Series 2021-A, Class APT2 (A)	1.070	01-15-53	94,614	93,769
Sonic Capital LLC
Series 2020-1A, Class A2I (A)	3.845	01-20-50	158,267	165,797
Taco Bell Funding LLC
Series 2018-1A, Class A2I (A)	4.318	11-25-48	58,500	59,034
Tesla Auto Lease Trust
Series 2020-A, Class A3 (A)	0.680	12-20-23	150,000	150,795
Series 2020-A, Class A4 (A)	0.780	12-20-23	285,000	287,152
TIF Funding II LLC
Series 2020-1A, Class A (A)	2.090	08-20-45	188,750	190,330
Series 2021-1A, Class A (A)	1.650	02-20-46	97,417	95,745
Towd Point Mortgage Trust
Series 2015-1, Class A5 (A)(B)	3.399	10-25-53	100,000	105,919
Series 2015-6, Class M2 (A)(B)	3.750	04-25-55	100,000	105,051
Series 2017-1, Class A1 (A)(B)	2.750	10-25-56	78,689	79,873
Series 2017-2, Class A1 (A)(B)	2.750	04-25-57	27,813	28,217
Series 2018-1, Class A1 (A)(B)	3.000	01-25-58	46,921	48,559
Series 2018-2, Class A1 (A)(B)	3.250	03-25-58	141,952	147,618
Series 2018-6, Class A1A (A)(B)	3.750	03-25-58	102,069	105,566
Series 2019-1, Class A1 (A)(B)	3.735	03-25-58	100,229	106,159
Series 2020-4, Class A1 (A)	1.750	10-25-60	257,066	261,300
Toyota Auto Loan Extended Note Trust
Series 2019-1A, Class A (A)	2.560	11-25-31	155,000	164,350
Series 2020-1A, Class A (A)	1.350	05-25-33	300,000	306,401
Toyota Auto Receivables Owner Trust
Series 2017-C, Class A4	1.980	12-15-22	42,770	42,866
Series 2020-C, Class A3	0.440	10-15-24	32,000	32,092
Series 2020-C, Class A4	0.570	10-15-25	24,000	24,139
Tricon American Homes Trust
Series 2020-SFR1, Class A (A)	1.499	07-17-38	249,774	249,797
Series 2020-SFR2, Class A (A)	1.482	11-17-39	99,902	98,236
Triton Container Finance VIII LLC
Series 2020-1A, Class A (A)	2.110	09-20-45	330,167	333,508
Series 2021-1A, Class A (A)	1.860	03-20-46	108,442	107,533
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Vantage Data Centers LLC
Series 2019-1A, Class A2 (A)	3.188	07-15-44	86,460	$89,866
Series 2020-1A, Class A2 (A)	1.645	09-15-45	90,000	90,091
Series 2020-2A, Class A2 (A)	1.992	09-15-45	200,000	199,414
Verizon Owner Trust
Series 2020-B, Class A	0.470	02-20-25	263,000	264,086
Series 2020-C, Class C	0.770	04-21-25	72,000	72,199
VR Funding LLC
Series 2020-1A, Class A (A)	2.790	11-15-50	108,994	107,320
Wingstop Funding LLC
Series 2020-1A, Class A2 (A)	2.841	12-05-50	200,000	206,250
World Omni Auto Receivables Trust
Series 2021-B, Class A4	0.690	06-15-27	252,000	252,066
Zaxby's Funding LLC
Series 2021-1A, Class A2 (A)	3.238	07-30-51	137,000	137,195

Total investments (Cost $24,196,612) 99.1%	$24,308,140
Other assets and liabilities, net 0.9%	212,792
Total net assets 100.0%	$24,520,932

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $19,665,699 or 80.2% of the portfolio's net assets as of 5-31-21.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
30	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 5-31-21

	Managed Account Shares Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Managed Account Shares Securitized Debt Portfolio
Assets
Unaffiliated investments, at value	$23,849,568	$22,271,540	$24,308,140
Cash	286,016	582,821	271,503
Dividends and interest receivable	222,734	273,928	43,641
Receivable for fund shares sold	200,394	280,451	215,187
Receivable for investments sold	49,835	232,892	—
Receivable from affiliates	2,777	2,696	2,796
Other assets	21,460	21,028	21,352
Total assets	24,632,784	23,665,356	24,862,619
Liabilities
Distributions payable	77,224	98,840	42,998
Payable for investments purchased	56,234	211,076	237,093
Payable for delayed delivery securities purchased	—	171,295	—
Payable for fund shares repurchased	25,436	36,642	27,683
Payable to affiliates
Accounting and legal services fees	857	697	723
Trustees' fees	45	45	45
Other liabilities and accrued expenses	33,562	33,668	33,145
Total liabilities	193,358	552,263	341,687
Net assets	$24,439,426	$23,113,093	$24,520,932
Net assets consist of
Paid-in capital	$24,295,557	$23,133,509	$24,387,840
Total distributable earnings (loss)	143,869	(20,416)	133,092
Net assets	$24,439,426	$23,113,093	$24,520,932
Unaffiliated investments, at cost	$23,654,107	$21,887,976	$24,196,612
Total investments, at cost	23,654,107	21,887,976	24,196,612
Net asset value per share
Based on net asset values and shares outstanding-the portfolio has an unlimited number of shares authorized with no par value.
Net assets	$24,439,426	$23,113,093	$24,520,932
Shares outstanding	2,364,297	2,345,963	2,410,419
Net asset value per share	$10.34	$9.85	$10.17
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	31

STATEMENTS OF OPERATIONS For the year ended 5-31-21

	Managed Account Shares Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Managed Account Shares Securitized Debt Portfolio
Investment income
Interest	$449,354	$629,089	$350,065
Dividends from unaffiliated investments	563	5,030	—
Total investment income	449,917	634,119	350,065
Expenses
Investment management fees	103,993	80,531	88,798
Accounting and legal services fees	2,967	2,298	2,497
Trustees' fees	403	349	371
Custodian fees	1,871	2,036	1,745
State registration fees	20,929	20,787	20,866
Printing and postage	21,049	21,019	21,050
Professional fees	30,303	29,982	29,163
Other	12,239	12,169	12,200
Total expenses	193,754	169,171	176,690
Less expense reductions	(193,754)	(169,171)	(176,690)
Net expenses	—	—	—
Net investment income	449,917	634,119	350,065
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	178,218	(61,842)	65,834
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	116,449	863,545	137,897
Net realized and unrealized gain	294,667	801,703	203,731
Increase in net assets from operations	$744,584	$1,435,822	$553,796
32	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Managed Account Shares Investment-Grade Corporate Bond Portfolio		Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio		Managed Account Shares Securitized Debt Portfolio
Increase (decrease) in net assets	Year ended 5-31-21	Period ended 5-31-20[1]	Year ended 5-31-21	Period ended 5-31-20[1]	Year ended 5-31-21	Period ended 5-31-20[1]
From operations
Net investment income	$449,917	$243,199	$634,119	$416,308	$350,065	$202,048
Net realized gain (loss)	178,218	(21,704)	(61,842)	(222,864)	65,834	10,755
Change in net unrealized appreciation (depreciation)	116,449	79,012	863,545	(479,981)	137,897	(26,369)
Increase (decrease) in net assets resulting from operations	744,584	300,507	1,435,822	(286,537)	553,796	186,434
Distributions to shareholders
From net investment income and realized gain	(616,073)	(285,150)	(726,646)	(443,055)	(384,430)	(222,708)
Total distributions	(616,073)	(285,150)	(726,646)	(443,055)	(384,430)	(222,708)
From portfolio share transactions	16,090,471	8,205,087	15,050,368	8,083,141	16,247,706	8,140,134
Total increase	16,218,982	8,220,444	15,759,544	7,353,549	16,417,072	8,103,860
Net assets
Beginning of year	8,220,444	—	7,353,549	—	8,103,860	—
End of year	$24,439,426	$8,220,444	$23,113,093	$7,353,549	$24,520,932	$8,103,860

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	33

Financial Highlights
MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

Period ended	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.02	$10.00
Net investment income[2]	0.28	0.30
Net realized and unrealized gain (loss) on investments	0.43	0.07
Total from investment operations	0.71	0.37
Less distributions
From net investment income	(0.38)	(0.35)
From net realized gain	(0.01)	—
Total distributions	(0.39)	(0.35)
Net asset value, end of period	$10.34	$10.02
Total return (%)[3]	7.09	3.74[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$24	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.87[5]
Expenses including reductions	—	—[5]
Net investment income	2.73	3.33[5]
Portfolio turnover (%)	58	39

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

Period ended	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.10	$10.00
Net investment income[2]	0.48	0.52
Net realized and unrealized gain (loss) on investments	0.83	(0.87)
Total from investment operations	1.31	(0.35)
Less distributions
From net investment income	(0.56)	(0.55)
Net asset value, end of period	$9.85	$9.10
Total return (%)[3]	14.69	(3.62)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.93[5]
Expenses including reductions	—	0.00[5,6]
Net investment income	4.96	6.03[5]
Portfolio turnover (%)	34	40

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	Less than 0.005%.
34	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MANAGED ACCOUNT SHARES SECURITIZED DEBT PORTFOLIO

Period ended	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.96	$10.00
Net investment income[2]	0.25	0.25
Net realized and unrealized gain (loss) on investments	0.25	(0.02)
Total from investment operations	0.50	0.23
Less distributions
From net investment income	(0.27)	(0.27)
From net realized gain	(0.02)	—
Total distributions	(0.29)	(0.27)
Net asset value, end of period	$10.17	$9.96
Total return (%)[3]	5.02	2.37[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.86[5]
Expenses including reductions	—	—[5]
Net investment income	2.48	2.80[5]
Portfolio turnover (%)	32	41

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	35

Notes to financial statements
Note 1—Organization
John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio (collectively, John Hancock Managed Account Shares Portfolios, or the Portfolios, and individually, Portfolio) are each a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective for each portfolio is to seek high level of current income consistent with prudent investment risk.
Shares of the portfolios may be purchased only by or on behalf of separately managed account clients where the portfolios’ subadvisor or an affiliate of the subadvisor (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker dealer), or directly with the client, to provide management or advisory services to the managed account.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of May 31, 2021, by major security category or type:
	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Investments in securities:
Assets
Foreign government obligations	$231,003	—	$231,003	—
Corporate bonds	23,221,729	—	23,221,729	—
Municipal bonds	388,594	—	388,594	—
Common stocks	4,975	$4,975	—	—
Preferred securities	3,267	3,267	—	—
Total investments in securities	$23,849,568	$8,242	$23,841,326	—

36	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Investments in securities:
Assets
Foreign government obligations	$126,171	—	$126,171	—
Corporate bonds	21,891,291	—	21,891,291	—
Term loans	109,450	—	109,450	—
Preferred securities	144,628	$144,628	—	—
Total investments in securities	$22,271,540	$144,628	$22,126,912	—

Managed Account Shares Securitized Debt Portfolio
Investments in securities:
Assets
Collateralized mortgage obligations	$7,174,908	—	$7,174,908	—
Asset backed securities	17,133,232	—	17,133,232	—
Total investments in securities	$24,308,140	—	$24,308,140	—
Mortgage and asset backed securities. The portfolios may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the portfolios having to reinvest the proceeds in lower yielding securities, effectively reducing the portfolios' income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the portfolios' cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The portfolios are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. Effective June 25, 2020, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	37

limitations as specified in the agreement. Each participating portfolio paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the portfolios and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended May 31, 2021, the portfolios had no borrowings under the line of credit.
Commitment fees, including upfront fees, for the year ended May 31, 2021 were as follows:
Portfolio	Commitment fee
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$5,657
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	5,641
Managed Account Shares Securitized Debt Portfolio	5,647
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolios' relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2021, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of May 31, 2021:
	No Expiration Date
Portfolio	Short Term	Long Term
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	$300,832	$15,563
As of May 31, 2021, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on May 31, 2021, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$23,750,998	$390,383	$(291,813)	$98,570
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	21,971,765	525,908	(226,133)	299,775
Managed Account Shares Securitized Debt Portfolio	24,217,664	146,937	(56,461)	90,476
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare dividends daily and pay them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended May 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$591,271	$24,802	$616,073
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	726,646	—	726,646
Managed Account Shares Securitized Debt Portfolio	365,927	18,503	384,430
The tax character of distributions for the period ended May 31, 2020 was as follows:
Portfolio	Ordinary Income
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$285,150
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	443,055
Managed Account Shares Securitized Debt Portfolio	222,708
As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$56,024	$66,499
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	95,044	—
Managed Account Shares Securitized Debt Portfolio	65,282	20,332
38	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable, amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent on an annual basis to the sum of 0.63% of the portfolios' average daily net assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive or reimburse all of the portfolios’ operating expenses. Expenses, means all expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly. This agreement expires on September 30, 2022, unless renewed by mutual agreement of the portfolios and Advisor based upon a determination that this is appropriate under the circumstances at that time.
The portfolios are an integral part of a separately managed account program, and the portfolios’ manager, the portfolios’ subadvisor or their affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services. Participants in a separately managed account program pay a “wrap” fee to the sponsor of the program. Participants pay no additional fees or expenses to purchase shares of the portfolios.
For the year ended May 31, 2021, the expense reductions described above amounted to the following:

Portfolio	Expense Reductions
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$193,754
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	169,171
Managed Account Shares Securitized Debt Portfolio	176,690
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2021, were equivalent to a net annual effective rate of 0.00% of each portfolio's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended May 31, 2021, amounted to an annual rate of 0.02% of the portfolios' average daily net assets. For the year ended May 31, 2021, these fees have been waived by the Advisor.
Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, based on the average daily net assets. For the year ended May 31, 2021, the portfolios did not incur any transfer agent fees.
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	39

Note 5—Portfolio share transactions
Transactions in portfolios' shares for the year ended May 31, 2021 and period ended May 31, 2020 were as follows:
	Year Ended 5-31-21		Period Ended 5-31-20[1]
	Shares	Amount	Shares	Amount
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Sold	2,195,888	$22,853,511	820,258	$8,205,087
Repurchased	(651,849)	(6,763,040)	—	—
Net increase	1,544,039	$16,090,471	820,258	$8,205,087
Total net increase	1,544,039	$16,090,471	820,258	$8,205,087

	Year Ended 5-31-21		Period Ended 5-31-20[1]
	Shares	Amount	Shares	Amount
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Sold	1,669,671	$16,346,965	808,388	$8,083,141
Repurchased	(132,096)	(1,296,597)	—	—
Net increase	1,537,575	$15,050,368	808,388	$8,083,141
Total net increase	1,537,575	$15,050,368	808,388	$8,083,141

	Year Ended 5-31-21		Period Ended 5-31-20[1]
	Shares	Amount	Shares	Amount
Managed Account Shares Securitized Debt Portfolio
Sold	1,779,818	$18,114,127	814,478	$8,145,220
Repurchased	(183,369)	(1,866,421)	(508)	(5,086)
Net increase	1,596,449	$16,247,706	813,970	$8,140,134
Total net increase	1,596,449	$16,247,706	813,970	$8,140,134

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
Affiliates of the portfolios owned 34%, 34%, and 33% of shares of Managed Account Shares Investment-Grade Corporate Bond Portfolio, Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and Managed Account Shares Securitized Debt Portfolio, respectively, on May 31, 2021. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended May 31, 2021:

Portfolio	Purchases	Sales
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$25,134,816	$9,499,394
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	18,688,521	4,312,759
Managed Account Shares Securitized Debt Portfolio	20,670,412	4,483,112
Note 7—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting
40	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
Note 9—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio (three of the portfolios constituting John Hancock Strategic Series, hereafter collectively referred to as the "Portfolios") as of May 31, 2021, the related statements of operations for the year ended May 31, 2021 and the statements of changes in net assets and the financial highlights for the year ended May 31, 2021 and for the period July 9, 2019 (commencement of operations) through May 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of May 31 2021, the results of each of their operations for the year ended May 31, 2021, and the changes in their net assets and each of the financial highlights for the year ended May 31, 2021 and for the period July 9, 2019 (commencement of operations) through May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
42	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended May 31, 2021.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Long Term Capital Gains The portfolios below paid the following amounts in capital gain dividends.
Portfolio	Long term capital gains
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$24,802
Managed Account Shares Securitized Debt Portfolio	18,503
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the portfolio.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	43

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
44	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2005	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2005	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	45

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
46	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-247-0278.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	47

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
The portfolios' proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios' holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios' Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-247-0278.
You can also contact us:
800-247-0278	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
48	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Alternative Risk Premia
Disciplined Alternative Yield
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-247-0278, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core
ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-247-0278, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Managed Account Shares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1674198	JHMASA 5/21
7/2021

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2021	May 31, 2020
John Hancock Income Fund	$72,491	$76,606
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	14,000	14,000
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	14,000	14,000
John Hancock Managed Account Shares Securitized Debt
Portfolio	14,000	14,000
Total	$114,491	$118,606

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	May 31, 2021	May 31, 2020

John Hancock Income Fund	$604	$ 591
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	604	591
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	604	591
John Hancock Managed Account Shares Securitized Debt
Portfolio	604	591
Total	$2,416	$2,364

Amounts billed to control affiliates were $116,000 and $116,467 for the fiscal years ended May 31, 2021 and 2020, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended May 31, 2021 and 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2021	May 31, 2020
John Hancock Income Fund	$3,940	$3,940
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	1,000	1,000
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	1,000	1,000
John Hancock Managed Account Shares Securitized Debt
Portfolio	1,000	1,000
Total	$6,940	$6,940

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended May 31, 2021 and 2020:

Fund	May 31, 2021	May 31, 2020
John Hancock Income Fund	$89	$89
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	89	89
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	89	89
John Hancock Managed Account Shares Securitized Debt
Portfolio	89	89
Total	$356	$356

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended May 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,149,548 for the fiscal year ended May 31, 2021 and $1,020,294 for the fiscal year ended May 31, 2020

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	July 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	July 12, 2021
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	July 12, 2021